UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2018

Date of reporting period: April 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.18

ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

ANNUAL REPORT

June 8, 2018

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the annual reporting period ended April 30, 2018. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB CORPORATE INCOME SHARES	-2.52%	0.50%
Bloomberg Barclays US Credit Bond Index	-2.34%	0.65%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Credit Bond Index, for the six- and 12-month periods ended April 30, 2018.

During the 12-month period, the Fund underperformed the benchmark. Industry allocation detracted from relative performance. A lack of exposure to US municipal local-government bonds and an allocation to Treasuries detracted, while not having an exposure to supranationals contributed. The Fund’s yield-curve positioning was negative, as gains from an underweight position in the two- to five-year portion of the curve were more than offset by losses from an overweight in five- to 10-year maturities. Security selection contributed, mainly within in the banking sector, as well as in telecommunications and insurance, while selection within the media sector detracted.

During the six-month period, the Fund underperformed the benchmark. Yield-curve positioning detracted from performance, primarily because of an overweight along the five- to 10-year part of the curve. An underweight in two- to five-year maturities contributed. Industry allocation was negative, as a lack of exposure to US municipal local-government bonds weighed on performance. Security selection contributed, primarily within the telecommunications and insurance sectors.

The Fund utilized derivatives in the form of futures for hedging purposes, which added to returns for both periods; interest rate swaps for hedging purposes and credit default swaps for investment purposes detracted for both periods, in absolute terms.

2 | AB CORPORATE INCOME SHARES	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Political developments and central bank action had a significant impact on bond markets over the 12-month period. Emerging-market debt rallied, helped by increasing oil prices and an improving global growth story. Global high yield also performed well, as did developed-market treasuries and emerging-market local-currency government bonds. Investment-grade corporates ended the period in negative territory. Treasury yields rose in the US, Australia, Canada, the UK and Germany, while moving in different directions elsewhere in the eurozone and in Japan. US tax reform and a pro-EU president elected in France buoyed market sentiment, while a surprise snap parliamentary election in the UK increased investor anxiety when the ruling party did not land a majority. Despite some progress in negotiations, political uncertainty around a bifurcated outlook for Brexit weighed on markets. The US Federal Reserve (the “Fed”) raised interest rates three times in the period, as universally expected. The European Central Bank confirmed that its newly reduced pace of asset purchases would continue through September 2018 and further, if necessary. At the end of the period, a severe spike in volatility shook a broad swath of capital markets. US yields rose dramatically, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. Additionally, President Trump’s announcement of tariffs on Chinese imports weighed on capital markets worldwide, as investors feared the possible onset of a global trade war.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

4 | AB CORPORATE INCOME SHARES	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6 | AB CORPORATE INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2008 TO 4/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Corporate Income Shares (from 4/30/2008 to 4/30/2018) as compared to the performance of the Fund’s benchmark.

abfunds.com	AB CORPORATE INCOME SHARES | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

NAV Returns
1 Year	0.50%
5 Years	2.57%
10 Years	5.84%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

NAV Returns
1 Year	2.51%
5 Years	3.16%
10 Years	6.00%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

8 | AB CORPORATE INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$974.80	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $85.0

1	All data are as of April 30, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2018

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 95.3%
Industrial – 53.5%
Basic – 3.2%
Anglo American Capital PLC 4.875%, 5/14/25(a)	$200	$202,782
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24	200	201,500
Dow Chemical Co. (The) 4.25%, 11/15/20	186	190,553
EI du Pont de Nemours & Co. 2.20%, 5/01/20	91	89,592
Georgia-Pacific LLC 5.40%, 11/01/20(a)	110	115,872
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)	80	82,953
Glencore Funding LLC 4.125%, 5/30/23(a)	125	124,659
4.625%, 4/29/24(a)	175	176,927
Mexichem SAB de CV 4.00%, 10/04/27(a)	200	186,534
Monsanto Co. 2.85%, 4/15/25	155	143,735
Mosaic Co. (The) 4.25%, 11/15/23	431	431,728
Newmont Mining Corp. 5.125%, 10/01/19	325	333,941
Praxair, Inc. 3.55%, 11/07/42	80	74,981
Vale Overseas Ltd. 6.25%, 8/10/26	10	11,029
6.875%, 11/21/36	90	103,882
Yamana Gold, Inc. 4.625%, 12/15/27(a)	175	168,674
4.95%, 7/15/24	91	92,302

		2,731,644

Capital Goods – 1.7%
Boeing Co. (The) 6.125%, 2/15/33	55	68,800
Caterpillar, Inc. 3.40%, 5/15/24	310	308,602
4.30%, 5/15/44	110	115,427
General Electric Co. 3.375%, 3/11/24	150	146,343
4.50%, 3/11/44	185	177,970
Series D 5.00%, 1/21/21(b)	104	102,910

abfunds.com	AB CORPORATE INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

John Deere Capital Corp. 2.80%, 3/06/23	$155	$150,928
Johnson Controls International PLC 4.50%, 2/15/47	142	140,036
Molex Electronic Technologies LLC 2.878%, 4/15/20(a)	130	128,673
Rockwell Collins, Inc. 1.95%, 7/15/19	120	118,500

		1,458,189

Communications - Media – 5.6%
21st Century Fox America, Inc. 3.00%, 9/15/22	190	186,354
4.00%, 10/01/23	40	40,715
5.40%, 10/01/43	180	207,382
8.875%, 4/26/23	125	151,851
CBS Corp. 3.375%, 2/15/28	60	55,161
3.50%, 1/15/25	110	105,877
3.70%, 6/01/28(a)	90	84,621
4.00%, 1/15/26	80	78,522
5.50%, 5/15/33	65	68,480
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	480	487,920
5.75%, 4/01/48	125	123,876
Comcast Corp. 2.85%, 1/15/23	470	457,771
3.90%, 3/01/38	215	202,001
3.969%, 11/01/47	135	123,560
4.75%, 3/01/44	140	143,700
Grupo Televisa SAB 6.625%, 3/18/25	100	112,250
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26	262	250,792
4.45%, 8/15/20	100	102,668
Thomson Reuters Corp. 4.30%, 11/23/23	281	284,692
Time Warner Cable LLC 4.50%, 9/15/42	65	55,329
5.875%, 11/15/40	30	30,653
6.55%, 5/01/37	24	26,378
Time Warner, Inc. 2.95%, 7/15/26	95	87,051
3.55%, 6/01/24	68	66,520
3.60%, 7/15/25	440	425,612
4.00%, 1/15/22	140	142,372
4.70%, 1/15/21	60	62,134

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Viacom, Inc. 3.875%, 12/15/21	$247	$249,208
5.85%, 9/01/43	75	80,227
WPP Finance 2010 4.75%, 11/21/21	240	247,851

		4,741,528

Communications - Telecommunications – 5.0%
AT&T, Inc. 3.40%, 5/15/25	310	295,173
3.90%, 8/14/27	165	166,787
4.125%, 2/17/26	372	368,273
4.45%, 4/01/24	106	108,708
4.75%, 5/15/46	189	175,970
4.90%, 8/14/37	150	151,715
5.15%, 2/15/50(a)	75	73,676
5.45%, 3/01/47	95	97,115
6.55%, 1/15/28(a)	130	149,401
Crown Castle International Corp. 3.70%, 6/15/26	190	180,681
Crown Castle Towers LLC 4.883%, 8/15/20(a)	200	205,876
Rogers Communications, Inc. 4.30%, 2/15/48	164	159,119
SK Telecom Co., Ltd. 3.75%, 4/16/23(a)	215	213,799
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)	210	211,762
Telefonica Emisiones SAU 4.665%, 3/06/38	170	168,507
5.134%, 4/27/20	374	388,451
Verizon Communications, Inc. 2.625%, 8/15/26	325	291,925
3.85%, 11/01/42	245	209,301
4.125%, 3/16/27	85	84,734
4.15%, 3/15/24	290	295,582
4.862%, 8/21/46	215	209,674

		4,206,229

Consumer Cyclical - Automotive – 2.3%
Ford Motor Credit Co. LLC 3.336%, 3/18/21	210	208,406
3.81%, 1/09/24	400	389,328
5.875%, 8/02/21	375	398,625
General Motors Co. 5.40%, 4/01/48	120	117,682

abfunds.com	AB CORPORATE INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

General Motors Financial Co., Inc. 4.30%, 7/13/25	$70	$69,070
4.35%, 4/09/25	315	312,048
Hyundai Capital America 1.75%, 9/27/19(a)	175	171,145
2.55%, 4/03/20(a)	102	100,201
Nissan Motor Acceptance Corp. 2.25%, 1/13/20(a)	150	147,882

		1,914,387

Consumer Cyclical - Entertainment – 0.1%
Hasbro, Inc. 5.10%, 5/15/44	70	66,469

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./MD 3.00%, 3/01/19	151	151,217
Owens Corning 4.40%, 1/30/48	85	75,590
7.00%, 12/01/36	35	43,151

		269,958

Consumer Cyclical - Retailers – 1.0%
Dollar General Corp. 4.125%, 5/01/28	170	168,674
Home Depot, Inc. (The) 4.40%, 3/15/45	105	109,645
5.40%, 9/15/40	130	153,591
5.875%, 12/16/36	30	37,453
Lowe’s Cos., Inc. 3.70%, 4/15/46	160	145,160
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	250	246,160

		860,683

Consumer Non-Cyclical – 14.7%
Abbott Laboratories 3.25%, 4/15/23	400	393,380
AbbVie, Inc. 2.50%, 5/14/20	170	167,926
2.90%, 11/06/22	280	272,460
3.20%, 5/14/26	199	186,031
4.70%, 5/14/45	60	59,407
Allergan Funding SCS 3.85%, 6/15/24	125	121,635
Altria Group, Inc. 3.875%, 9/16/46	80	70,834
4.75%, 5/05/21	440	458,009
AmerisourceBergen Corp. 4.30%, 12/15/47	132	120,660

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Amgen, Inc. 2.70%, 5/01/22	$120	$116,407
3.125%, 5/01/25	230	219,974
3.45%, 10/01/20	175	176,342
4.40%, 5/01/45	120	116,430
4.663%, 6/15/51	105	105,033
Anheuser-Busch InBev Finance, Inc. 4.90%, 2/01/46	250	259,015
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 4/15/38	170	168,014
4.60%, 4/15/48	210	208,975
BAT Capital Corp. 3.222%, 8/15/24(a)	300	285,060
BAT International Finance PLC 2.75%, 6/15/20(a)	70	69,264
Becton Dickinson and Co. 2.675%, 12/15/19	37	36,734
2.944% (LIBOR 3 Month + 0.88%), 12/29/20(c)	215	215,127
3.25%, 11/12/20	79	78,498
3.734%, 12/15/24	17	16,586
Biogen, Inc. 5.20%, 9/15/45	100	104,905
Bunge Ltd. Finance Corp. 3.50%, 11/24/20	174	174,096
Cardinal Health, Inc. 3.079%, 6/15/24	190	180,097
Celgene Corp. 3.625%, 5/15/24	365	356,903
4.55%, 2/20/48	170	160,162
Conagra Brands, Inc. 3.20%, 1/25/23	32	31,416
CVS Health Corp. 2.125%, 6/01/21	160	154,339
3.375%, 8/12/24	250	241,343
3.875%, 7/20/25	260	255,843
4.10%, 3/25/25	170	169,397
4.30%, 3/25/28	170	168,147
4.78%, 3/25/38	340	336,801
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)	70	73,786
General Mills, Inc. 3.363% (LIBOR 3 Month + 1.01%), 10/17/23(c)	85	85,951
4.00%, 4/17/25	125	124,086
Gilead Sciences, Inc. 3.50%, 2/01/25	40	39,572
3.65%, 3/01/26	371	366,934
4.15%, 3/01/47	75	71,636

abfunds.com	AB CORPORATE INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.60%, 9/01/35	$140	$145,345
JM Smucker Co. (The) 2.50%, 3/15/20	42	41,560
Johnson & Johnson 3.40%, 1/15/38	215	203,246
4.50%, 9/01/40	65	70,613
Kraft Heinz Foods Co. 2.80%, 7/02/20	170	168,674
3.50%, 6/06/22	215	213,983
4.375%, 6/01/46	155	138,472
Laboratory Corp. of America Holdings 3.20%, 2/01/22	42	41,425
3.60%, 2/01/25	76	73,921
Medtronic, Inc. 3.15%, 3/15/22	380	379,187
4.625%, 3/15/45	70	74,196
Merck & Co., Inc. 2.75%, 2/10/25	465	444,982
3.70%, 2/10/45	115	109,556
Mondelez International Holdings Netherlands BV 2.00%, 10/28/21(a)	200	190,544
Mylan NV 3.95%, 6/15/26	44	41,799
Mylan, Inc. 2.55%, 3/28/19	90	89,635
4.20%, 11/29/23	95	95,159
4.55%, 4/15/28(a)	125	121,873
PepsiCo, Inc. 4.00%, 5/02/47	110	107,471
4.875%, 11/01/40	170	190,264
Philip Morris International, Inc. 2.00%, 2/21/20	400	393,060
4.25%, 11/10/44	75	72,721
Reynolds American, Inc. 4.45%, 6/12/25	330	333,323
4.85%, 9/15/23	40	41,945
6.875%, 5/01/20	160	170,990
Smithfield Foods, Inc. 3.35%, 2/01/22(a)	65	62,915
Stryker Corp. 2.625%, 3/15/21	193	189,964
3.65%, 3/07/28	215	212,437
4.10%, 4/01/43	75	72,972
Thermo Fisher Scientific, Inc. 3.60%, 8/15/21	120	120,763
Tyson Foods, Inc. 2.25%, 8/23/21	75	72,175

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Whirlpool Corp. 3.70%, 3/01/23	$120	$119,509
Wyeth LLC 6.00%, 2/15/36	180	222,273
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20	430	426,100

		12,470,267

Energy – 10.2%
Anadarko Finance Co. Series B 7.50%, 5/01/31	45	56,712
Anadarko Petroleum Corp. 3.45%, 7/15/24	35	33,703
6.20%, 3/15/40	35	40,678
Andeavor 4.75%, 12/15/23	205	214,051
5.125%, 12/15/26	140	147,757
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 3.50%, 12/01/22	175	171,944
Apache Finance Canada Corp. 7.75%, 12/15/29	35	43,351
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47	90	82,478
Boardwalk Pipelines LP 4.95%, 12/15/24	65	66,390
Canadian Natural Resources Ltd. 2.95%, 1/15/23	210	202,753
3.85%, 6/01/27	97	93,786
6.50%, 2/15/37	20	24,305
Cenovus Energy, Inc. 4.25%, 4/15/27	325	312,390
ConocoPhillips Co. 3.35%, 5/15/25	60	58,743
4.95%, 3/15/26	135	145,545
ConocoPhillips Holding Co. 6.95%, 4/15/29	101	126,287
Devon Energy Corp. 3.25%, 5/15/22	195	192,288
Ecopetrol SA 5.875%, 9/18/23-5/28/45	89	92,233
Enbridge Energy Partners LP 4.20%, 9/15/21	100	101,013
5.875%, 10/15/25	60	65,463
7.375%, 10/15/45	65	84,178
9.875%, 3/01/19	120	126,618

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Energy Transfer Partners LP 3.60%, 2/01/23	$125	$121,722
6.05%, 6/01/41	35	35,501
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	215	215,965
5.00%, 10/01/22	55	57,048
Enterprise Products Operating LLC 3.35%, 3/15/23	105	103,795
3.70%, 2/15/26	259	253,587
3.75%, 2/15/25	140	138,862
4.25%, 2/15/48	130	122,986
4.90%, 5/15/46	45	46,822
EOG Resources, Inc. 4.40%, 6/01/20	300	307,377
Hess Corp. 4.30%, 4/01/27	307	297,683
6.00%, 1/15/40	35	36,636
7.125%, 3/15/33	40	46,884
7.875%, 10/01/29	23	28,111
Husky Energy, Inc. 4.00%, 4/15/24	65	65,398
Kerr-McGee Corp. 6.95%, 7/01/24	50	57,308
Kinder Morgan Energy Partners LP 4.30%, 5/01/24	295	295,555
5.30%, 9/15/20	55	57,218
6.375%, 3/01/41	40	44,548
6.85%, 2/15/20	120	127,169
Kinder Morgan, Inc./DE 5.05%, 2/15/46	175	168,243
Marathon Oil Corp. 6.80%, 3/15/32	61	72,048
Marathon Petroleum Corp. 5.00%, 9/15/54	75	72,146
5.85%, 12/15/45	41	44,643
6.50%, 3/01/41	110	132,115
MPLX LP 4.875%, 12/01/24	60	62,377
Noble Energy, Inc. 3.85%, 1/15/28	350	337,729
3.90%, 11/15/24	172	171,052
4.15%, 12/15/21	65	66,028
Occidental Petroleum Corp. 4.20%, 3/15/48	130	129,225
4.40%, 4/15/46	80	82,134

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ONEOK Partners LP 3.375%, 10/01/22	$55	$54,110
3.80%, 3/15/20	125	125,866
4.90%, 3/15/25	30	31,075
Phillips 66 4.875%, 11/15/44	75	78,305
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	90	85,139
3.85%, 10/15/23	170	165,463
4.65%, 10/15/25	90	90,014
Sabine Pass Liquefaction LLC 4.20%, 3/15/28	90	87,595
5.00%, 3/15/27	135	138,945
Spectra Energy Partners LP 2.95%, 9/25/18	77	77,067
3.50%, 3/15/25	110	104,681
4.50%, 3/15/45	50	47,072
4.60%, 6/15/21	75	76,928
Suncor Energy, Inc. 6.50%, 6/15/38	92	117,146
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26	100	94,209
5.40%, 10/01/47	80	76,030
Valero Energy Corp. 3.40%, 9/15/26	110	105,086
6.625%, 6/15/37	95	118,472
Western Gas Partners LP 5.45%, 4/01/44	85	84,086
Williams Partners LP 3.60%, 3/15/22	415	411,012
3.90%, 1/15/25	109	106,264
5.80%, 11/15/43	75	80,208

		8,635,354

Services – 1.8%
Amazon.com, Inc. 3.875%, 8/22/37(a)	85	83,927
4.80%, 12/05/34	135	148,839
Booking Holdings, Inc. 3.60%, 6/01/26	190	184,175
eBay, Inc. 3.60%, 6/05/27	310	294,013
Expedia Group, Inc. 3.80%, 2/15/28	140	127,565
Moody’s Corp. 2.75%, 12/15/21	230	224,772
4.875%, 2/15/24	100	105,051

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

S&P Global, Inc. 4.00%, 6/15/25	$140	$141,368
Total System Services, Inc. 3.80%, 4/01/21	66	66,310
Verisk Analytics, Inc. 5.50%, 6/15/45	60	65,522
Visa, Inc. 4.15%, 12/14/35	70	73,009

		1,514,551

Technology – 6.0%
Activision Blizzard, Inc. 2.60%, 6/15/22	139	134,364
Agilent Technologies, Inc. 3.875%, 7/15/23	180	181,109
Apple, Inc. 3.45%, 2/09/45	360	321,721
3.85%, 8/04/46	75	71,172
4.65%, 2/23/46	185	198,148
Applied Materials, Inc. 4.35%, 4/01/47	70	72,231
Baidu, Inc. 3.875%, 9/29/23	200	198,604
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24	284	275,985
3.875%, 1/15/27	201	191,905
Cisco Systems, Inc. 5.50%, 1/15/40	60	72,838
5.90%, 2/15/39	45	57,005
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)	120	126,197
6.02%, 6/15/26(a)	160	170,046
DXC Technology Co. 2.875%, 3/27/20	104	103,261
Fidelity National Information Services, Inc. 3.875%, 6/05/24	19	18,994
5.00%, 10/15/25	2	2,110
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)	138	136,056
HP, Inc. 3.75%, 12/01/20	14	14,155
Juniper Networks, Inc. 3.30%, 6/15/20	200	199,256
4.35%, 6/15/25	50	49,894
4.50%, 3/15/24	120	121,900
KLA-Tencor Corp. 4.65%, 11/01/24	215	222,243

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lam Research Corp. 2.75%, 3/15/20	$115	$114,395
Maxim Integrated Products, Inc. 3.375%, 3/15/23	150	147,567
Microsoft Corp. 3.45%, 8/08/36	420	402,213
3.70%, 8/08/46	270	257,912
Oracle Corp. 3.90%, 5/15/35	255	251,953
4.00%, 11/15/47	130	126,222
4.50%, 7/08/44	140	145,902
QUALCOMM, Inc. 2.25%, 5/20/20	150	147,681
2.60%, 1/30/23	190	179,816
Seagate HDD Cayman 4.75%, 1/01/25	38	36,864
4.875%, 3/01/24	25	24,539
Tencent Holdings Ltd. 3.925%, 1/19/38(a)	215	202,627
VMware, Inc. 2.95%, 8/21/22	60	57,677
Xerox Corp. 2.80%, 5/15/20	95	93,607

		5,128,169

Transportation - Railroads – 0.4%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44	85	89,482
CSX Corp. 3.80%, 11/01/46	175	158,028
Union Pacific Corp. 4.00%, 4/15/47	110	106,939

		354,449

Transportation - Services – 1.2%
Aviation Capital Group LLC 3.875%, 5/01/23(a)	215	214,598
ERAC USA Finance LLC 3.85%, 11/15/24(a)	145	144,753
FedEx Corp. 4.05%, 2/15/48	175	159,399
4.75%, 11/15/45	155	157,649
Ryder System, Inc. 2.50%, 9/01/22	150	143,547
3.40%, 3/01/23	184	182,064

		1,002,010

		45,353,887

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 34.3%
Banking – 22.0%
Banco Santander SA 3.50%, 4/11/22	$200	$197,474
4.25%, 4/11/27	200	197,242
Bank of America Corp. 2.881%, 4/24/23	110	106,933
3.419%, 12/20/28(a)	131	122,759
3.97%, 3/05/29	85	83,498
4.00%, 1/22/25	615	606,685
4.20%, 8/26/24	125	125,218
Series G 3.593%, 7/21/28	580	553,935
Bank of New York Mellon Corp. (The) 2.661%, 5/16/23	85	82,313
Bank One Michigan 8.25%, 11/01/24	160	196,840
BNP Paribas SA 7.375%, 8/19/25(a)(b)	235	256,857
BPCE SA 5.15%, 7/21/24(a)	205	211,617
Capital One Bank USA NA 3.375%, 2/15/23	775	753,153
Citigroup, Inc. 3.40%, 5/01/26	305	288,280
3.52%, 10/27/28	90	84,752
3.668%, 7/24/28	420	400,789
3.70%, 1/12/26	285	276,843
3.875%, 3/26/25	190	184,752
4.40%, 6/10/25	280	279,807
Citizens Bank NA/Providence RI 2.25%, 3/02/20	250	245,865
Commonwealth Bank of Australia 4.316%, 1/10/48(a)	215	205,484
Compass Bank 5.50%, 4/01/20	110	113,570
Cooperatieve Rabobank UA 4.375%, 8/04/25	500	497,900
Credit Suisse Group Funding Guernsey Ltd. 4.55%, 4/17/26	405	409,479
Deutsche Bank AG Series G 3.375%, 5/12/21	61	60,178
Discover Bank 3.10%, 6/04/20	250	248,707
Discover Financial Services 4.10%, 2/09/27	115	111,246

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25-2/25/26	$273	$265,436
3.85%, 7/08/24-1/26/27	895	874,848
4.25%, 10/21/25	325	322,072
4.411%, 4/23/39	215	209,948
5.95%, 1/15/27	40	43,909
HSBC Holdings PLC 4.375%, 11/23/26	400	396,396
6.00%, 5/22/27(b)	205	202,343
6.50%, 3/23/28(b)	210	213,163
ING Groep NV 3.15%, 3/29/22	230	226,437
Intesa Sanpaolo SpA 3.875%, 7/14/27(a)	200	187,602
4.375%, 1/12/48(a)	215	197,493
JPMorgan Chase & Co. 2.776%, 4/25/23	300	291,285
3.125%, 1/23/25	425	405,356
3.22%, 3/01/25	300	288,963
3.509%, 1/23/29	90	85,409
3.54%, 5/01/28	225	215,042
3.875%, 9/10/24	160	157,666
3.964%, 11/15/48	215	197,155
Lloyds Banking Group PLC 4.344%, 1/09/48	215	195,291
4.375%, 3/22/28	210	208,736
Morgan Stanley 3.591%, 7/22/28	235	223,102
3.625%, 1/20/27	550	530,458
Series F 3.875%, 4/29/24	55	54,997
Series G 3.75%, 2/25/23	144	144,544
3.772%, 1/24/29	85	81,730
4.00%, 7/23/25	103	102,666
4.35%, 9/08/26	280	278,225
5.50%, 7/24/20	155	162,806
Nationwide Building Society 4.125%, 10/18/32(a)	250	234,548
Nordea Bank AB 5.50%, 9/23/19(a)(b)	255	256,943
PNC Bank NA 2.95%, 1/30/23	250	241,900
Royal Bank of Scotland Group PLC 3.498%, 5/15/23	200	195,630
4.80%, 4/05/26	285	290,937

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Santander Holdings USA, Inc. 3.40%, 1/18/23	$215	$208,326
4.40%, 7/13/27	280	273,742
Skandinaviska Enskilda Banken AB 5.75%, 5/13/20(a)(b)	255	257,698
Standard Chartered PLC 5.70%, 1/25/22(a)	200	210,306
State Street Corp. 2.653%, 5/15/23	85	82,313
Svenska Handelsbanken AB 5.25%, 3/01/21(a)(b)	255	255,056
Swedbank AB 5.50%, 3/17/20(a)(b)	200	201,888
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)	405	402,708
UniCredit SpA 4.625%, 4/12/27(a)	200	200,022
US Bancorp Series J 5.30%, 4/15/27(b)	27	27,322
Wells Fargo & Co. 3.00%, 10/23/26	1,285	1,183,883
3.584%, 5/22/28	430	409,842
Zions Bancorporation 4.50%, 6/13/23	13	13,149

		18,611,467

Brokerage – 0.2%
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 4.15%, 1/23/30	215	197,121

Finance – 0.9%
AIG Global Funding 2.15%, 7/02/20(a)	175	171,257
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	200	191,692
International Lease Finance Corp. 6.25%, 5/15/19	90	92,907
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)	110	108,219
Synchrony Financial 4.50%, 7/23/25	215	211,891

		775,966

Insurance – 6.3%
ACE Capital Trust II 9.70%, 4/01/30	100	144,117

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Aegon NV 5.50%, 4/11/48	$210	$208,799
Aetna, Inc. 3.875%, 8/15/47	175	155,635
Allstate Corp. (The)
2.732% (LIBOR 3 Month + 0.43%), 3/29/21(c)	320	321,149
6.50%, 5/15/57	84	95,545
American International Group, Inc. 8.175%, 5/15/58	65	85,080
Series A-9 5.75%, 4/01/48	245	246,264
Anthem, Inc. 2.50%, 11/21/20	130	127,821
3.125%, 5/15/22	110	107,800
3.65%, 12/01/27	300	285,522
Aon Corp. 8.205%, 1/01/27	100	124,596
Aon PLC 4.60%, 6/14/44	70	69,787
Cigna Corp. 4.00%, 2/15/22	175	177,198
7.875%, 5/15/27	53	66,354
Cloverie PLC for Swiss Re Corporate Solutions Ltd. 4.50%, 9/11/44(a)	200	195,198
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)	86	86,222
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	100	104,196
6.10%, 10/01/41	45	55,609
Humana, Inc. 2.50%, 12/15/20	260	255,850
Jackson National Life Global Funding 2.50%, 6/27/22(a)	190	182,883
Lincoln National Corp. 4.85%, 6/24/21	200	208,682
MetLife Capital Trust IV 7.875%, 12/15/37(a)	150	187,795
MetLife, Inc. Series D 5.875%, 3/15/28(b)	170	172,752
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	55	86,690
Principal Financial Group, Inc. 4.70%, 5/15/55	227	228,634
Progressive Corp. (The) 4.125%, 4/15/47	150	146,903

abfunds.com	AB CORPORATE INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 3.878%, 3/27/28	$170	$168,989
3.905%, 12/07/47(a)	171	158,283
5.375%, 5/15/45	140	141,429
5.625%, 6/15/43	200	208,804
QBE Insurance Group Ltd. 6.75%, 12/02/44(a)	240	256,145
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	140	139,272
Swiss Re America Holding Corp. 7.00%, 2/15/26	90	105,813
XLIT Ltd. 5.50%, 3/31/45	44	46,067

		5,351,883

REITS – 4.9%
Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25	87	83,094
3.90%, 6/15/23	100	100,121
American Homes 4 Rent LP 4.25%, 2/15/28	215	207,094
American Tower Corp. 3.375%, 10/15/26	100	92,735
3.40%, 2/15/19	100	100,319
DDR Corp. 3.625%, 2/01/25	135	128,122
EPR Properties 4.50%, 4/01/25	20	19,638
4.95%, 4/15/28	85	82,511
5.25%, 7/15/23	175	180,022
Essex Portfolio LP 3.25%, 5/01/23	56	54,494
3.375%, 1/15/23	125	122,474
3.875%, 5/01/24	84	83,375
HCP, Inc. 3.875%, 8/15/24	150	146,827
Hospitality Properties Trust 4.65%, 3/15/24	148	149,196
Kilroy Realty LP 6.625%, 6/01/20	200	212,342
Kimco Realty Corp. 2.80%, 10/01/26	95	84,169
Mid-America Apartments LP 3.75%, 6/15/24	115	112,962
Omega Healthcare Investors, Inc. 4.50%, 1/15/25	108	105,174

26 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Realty Income Corp. 3.875%, 4/15/25	$210	$206,606
5.75%, 1/15/21	210	222,384
Spirit Realty LP 4.45%, 9/15/26	153	146,453
Ventas Realty LP 3.50%, 2/01/25	87	83,613
VEREIT Operating Partnership LP 3.00%, 2/06/19	60	59,986
4.60%, 2/06/24	84	83,668
Vornado Realty LP 3.50%, 1/15/25	435	414,081
Washington Real Estate Investment Trust 4.95%, 10/01/20	140	143,478
Welltower, Inc. 4.00%, 6/01/25	519	509,295
Weyerhaeuser Co. 4.625%, 9/15/23	120	124,780
WP Carey, Inc. 4.60%, 4/01/24	44	44,443

		4,103,456

		29,039,893

Utility – 7.5%
Electric – 6.9%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(a)	215	213,093
AEP Transmission Co. LLC 3.75%, 12/01/47(a)	80	74,400
Berkshire Hathaway Energy Co. 4.50%, 2/01/45	70	72,594
6.125%, 4/01/36	147	184,134
Cerro del Aguila SA 4.125%, 8/16/27(a)	200	186,242
CMS Energy Corp. 6.25%, 2/01/20	165	173,420
Consolidated Edison Co. of New York, Inc. 4.45%, 6/15/20	100	102,783
Series 12-A 4.20%, 3/15/42	70	70,415
Consolidated Edison, Inc. 2.00%, 5/15/21	103	99,056
Series A 2.00%, 3/15/20	130	127,436
Dominion Energy, Inc. 2.579%, 7/01/20	185	182,210
3.90%, 10/01/25	110	108,750

abfunds.com	AB CORPORATE INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.70%, 12/01/44	$135	$140,520
Series A 1.875%, 1/15/19	150	148,987
DTE Electric Co. 3.70%, 3/15/45	75	71,320
Duke Energy Corp. 3.75%, 9/01/46	120	107,611
3.95%, 8/15/47	80	73,900
Duke Energy Progress LLC 3.00%, 9/15/21	300	298,203
Edison International 4.125%, 3/15/28	156	155,169
Enel Americas SA 4.00%, 10/25/26	53	50,681
Enel Finance International NV 3.625%, 5/25/27(a)	200	189,152
Enel Generacion Chile SA 4.25%, 4/15/24	33	33,248
Entergy Corp. 4.00%, 7/15/22	153	155,136
Entergy Louisiana LLC 4.00%, 3/15/33	210	209,548
Exelon Corp. 5.10%, 6/15/45	250	274,175
Exelon Generation Co. LLC 2.95%, 1/15/20	157	156,414
Florida Power & Light Co. 4.05%, 6/01/42	70	70,959
Georgia Power Co. 2.00%, 3/30/20	150	147,077
Infraestructura Energetica Nova SAB de CV 4.875%, 1/14/48(a)	200	183,482
National Rural Utilities Cooperative Finance Corp. 2.90%, 3/15/21	194	192,417
Oklahoma Gas & Electric Co. 3.85%, 8/15/47	63	61,016
Oncor Electric Delivery Co. LLC 3.80%, 9/30/47(a)	80	77,200
Pacific Gas & Electric Co. 3.25%, 9/15/21	217	215,427
PacifiCorp 6.00%, 1/15/39	70	88,668
PPL Capital Funding, Inc. 4.00%, 9/15/47	80	74,934
PSEG Power LLC 3.00%, 6/15/21	160	158,616

28 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Public Service Enterprise Group, Inc. 1.60%, 11/15/19	$150	$146,456
Sempra Energy 3.80%, 2/01/38	215	199,352
Southern Co. (The) 1.85%, 7/01/19	185	182,730
2.35%, 7/01/21	175	169,850
Southern Power Co. 4.15%, 12/01/25	167	168,864
Virginia Electric & Power Co. Series B 3.80%, 9/15/47	80	75,696

		5,871,341

Natural Gas – 0.5%
CenterPoint Energy Resources Corp. 4.10%, 9/01/47	75	70,848
GNL Quintero SA 4.634%, 7/31/29(a)	200	198,940
NiSource, Inc. 5.65%, 2/01/45	60	69,056
6.80%, 1/15/19	16	16,405
Southern Co. Gas Capital Corp. 5.25%, 8/15/19	105	107,491

		462,740

Other Utility – 0.1%
American Water Capital Corp. 3.75%, 9/01/47	80	74,627

		6,408,708

Total Corporates – Investment Grade (cost $82,719,277)		80,802,488

QUASI-SOVEREIGNS – 1.3%
Quasi-Sovereign Bonds – 1.3%
Chile – 0.5%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)	200	190,378
Empresa Nacional del Petroleo 3.75%, 8/05/26(a)	200	189,750

		380,128

China – 0.2%
Sinopec Group Overseas Development 2017 Ltd. 2.50%, 9/13/22(a)	200	189,846

Mexico – 0.1%
Petroleos Mexicanos 5.625%, 1/23/46	125	105,594
6.75%, 9/21/47	14	13,483

		119,077

abfunds.com	AB CORPORATE INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Panama – 0.3%
Aeropuerto Internacional de Tocumen SA 5.625%, 5/18/36(a)	$200	$212,250

United Arab Emirates – 0.2%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/47(a)	200	188,736

Total Quasi-Sovereigns (cost $1,116,350)		1,090,037

CORPORATES – NON-INVESTMENT GRADE – 1.1%
Financial Institutions – 0.9%
Banking – 0.8%
Barclays PLC 5.20%, 5/12/26	585	585,451
Standard Chartered PLC 3.869% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)	100	94,331

		679,782

Finance – 0.1%
Navient Corp. 4.875%, 6/17/19	46	46,312

		726,094

Industrial – 0.2%
Energy – 0.2%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	90	64,764
Nabors Industries, Inc. 5.50%, 1/15/23	153	150,276

		215,040

Total Corporates – Non-Investment Grade (cost $991,749)		941,134

GOVERNMENTS – SOVEREIGN BONDS – 0.7%
Mexico – 0.4%
Mexico Government International Bond 4.60%, 1/23/46	200	182,750
4.75%, 3/08/44	150	140,400

		323,150

Qatar – 0.3%
Qatar Government International Bond 3.875%, 4/23/23(a)	300	298,755

Total Governments – Sovereign Bonds (cost $620,070)		621,905

30 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.4%
Industrial – 0.4%
Consumer Non-Cyclical – 0.4%
BRF GmbH 4.35%, 9/29/26(a)	$220	$193,600
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	156	124,410

Total Emerging Markets – Corporate Bonds (cost $358,657)		318,010

SHORT-TERM INVESTMENTS – 0.6%
Time Deposit – 0.6%
State Street Time Deposit 0.28%, 5/01/18 (cost $476,567)	477	476,567

Total Investments – 99.4% (cost $86,282,670)		84,250,141
Other assets less liabilities – 0.6%		489,619

Net Assets – 100.0%		$84,739,760

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at April 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	10	June 2018	USD	1,000	$1,431,710	$1,438,438	$6,728
U.S. T-Note 2 Yr (CBT) Futures	9	June 2018	USD	1,800	1,913,918	1,908,422	(5,496)

Sold Contracts
U.S. 10 Yr Ultra Futures	22	June 2018	USD	2,200	2,815,821	2,813,594	2,227
U.S. T-Note 5 Yr (CBT) Futures	11	June 2018	USD	1,100	1,253,127	1,248,586	4,541
U.S. T-Note 10 Yr (CBT) Futures	16	June 2018	USD	1,600	1,922,728	1,914,000	8,728
U.S. Ultra Bond (CBT) Futures	2	June 2018	USD	200	311,341	314,250	(2,909)

							$13,819

abfunds.com	AB CORPORATE INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD 1,710	11/16/18	3 Month LIBOR	1.235%	Quarterly/ Semi-Annual	$(7,301)
USD 1,170	9/09/21	1.132%	3 Month LIBOR	Quarterly/ Semi-Annual	66,616
USD 1,070	3/27/22	2.058%	3 Month LIBOR	Quarterly/ Semi-Annual	33,295
USD 60	11/04/44	3 Month LIBOR	3.049%	Quarterly/ Semi-Annual	644
USD 60	5/05/45	3 Month LIBOR	2.562%	Quarterly/ Semi-Annual	(5,128)
USD 60	6/02/46	3 Month LIBOR	2.186%	Quarterly/ Semi-Annual	(9,884)
USD 690	7/15/46	3 Month LIBOR	1.783%	Quarterly/ Semi-Annual	(170,375)
USD 270	9/02/46	3 Month LIBOR	1.736%	Quarterly/ Semi-Annual	(70,711)
USD 50	11/02/46	3 Month LIBOR	2.086%	Quarterly/ Semi-Annual	(9,285)

					$(172,129)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
Kohl’s Corp., 4.000%, 11/01/21, 6/20/19*	1.00%	Quarterly	0.14%	USD 34	$372	$(104)	$476

*	Termination date

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by theFund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD 600	6/10/43	3 Month LIBOR	3.191%	Quarterly/ Semi-Annual	$25,508

32 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $11,880,183 or 14.0% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2018.

Glossary:

CBT – Chicago Board of Trade

LIBOR – London Interbank Offered Rates

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 33

STATEMENT OF ASSETS & LIABILITIES

April 30, 2018

Assets
Investments in securities, at value (cost $86,282,670)	$84,250,141
Cash	6,430
Cash collateral due from broker	90,010
Interest and dividends receivable	880,948
Unrealized appreciation on interest rate swaps	25,508
Receivable for shares of beneficial interest sold	23,674
Receivable for variation margin on centrally cleared swaps	3,731
Receivable for variation margin on futures	1,213
Unrealized appreciation on credit default swaps	476

Total assets	85,282,131

Liabilities
Dividends payable	256,478
Payable for investment securities purchased	214,160
Payable for shares of beneficial interest redeemed	71,629
Upfront premiums received on credit default swaps	104

Total liabilities	542,371

Net Assets	$84,739,760

Composition of Net Assets
Shares of beneficial interest, at par	$78
Additional paid-in capital	86,863,806
Undistributed net investment income	70,972
Accumulated net realized loss on investment transactions	(30,241)
Net unrealized depreciation on investments	(2,164,855)

$84,739,760

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 7,838,548 common shares outstanding)	$10.81

See notes to financial statements.

34 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Year Ended April 30, 2018

Investment Income
Interest	$2,820,608
Dividends	3,717
Other income	2,000

Total investment income		$2,826,325

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		151,371
Futures		166,400
Swaps		144,075
Net change in unrealized appreciation/depreciation of:
Investments		(2,991,225)
Futures		13,819
Swaps		(168,312)

Net loss on investment transactions		(2,683,872)

Net Increase in Net Assets from Operations		$142,453

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 35

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2018	Year Ended April 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,826,325	$2,124,138
Net realized gain on investment transactions	461,846	762,648
Net change in unrealized appreciation/depreciation of investments	(3,145,718)	(879,041)

Net increase in net assets from operations	142,453	2,007,745
Dividends to Shareholders from
Net investment income	(2,860,509)	(2,162,623)
Transactions in Shares of Beneficial Interest
Net increase	13,267,098	11,003,203

Total increase	10,549,042	10,848,325
Net Assets
Beginning of period	74,190,718	63,342,393

End of period (including undistributed net investment income of $70,972 and $45,094, respectively)	$84,739,760	$74,190,718

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2018

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$80,802,488		$	– 0	–	$80,802,488
Quasi-Sovereigns		– 0	–	1,090,037			– 0	–	1,090,037
Corporates – Non-Investment Grade		– 0	–	941,134			– 0	–	941,134
Governments – Sovereign Bonds		– 0	–	621,905			– 0	–	621,905
Emerging Markets – Corporate Bonds		– 0	–	318,010			– 0	–	318,010
Short-Term Investments		– 0	–	476,567			– 0	–	476,567

Total Investments in Securities		– 0	–	84,250,141			– 0	–	84,250,141
Other Financial Instruments(a):
Assets:
Futures		22,224		– 0	–		– 0	–	22,224	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	100,555			– 0	–	100,555	(b)
Credit Default Swaps		– 0	–	372			– 0	–	372
Interest Rate Swaps		– 0	–	25,508			– 0	–	25,508
Liabilities:
Futures		(8,405)		– 0	–		– 0	–	(8,405	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(272,684)			– 0	–	(272,684	)(b)

Total(c)		$13,819		$84,103,892		$	– 0	–	$84,117,711

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between level 1 and level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or

abfunds.com	AB CORPORATE INCOME SHARES | 41

NOTES TO FINANCIAL STATEMENTS (continued)

sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

42 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$71,467,695	$49,623,075
U.S. government securities	2,020,134	8,424,930

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$86,283,836

Gross unrealized appreciation	$458,160
Gross unrealized depreciation	(2,653,691)

Net unrealized depreciation	$(2,195,531)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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NOTES TO FINANCIAL STATEMENTS (continued)

known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended April 30, 2018, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis,

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NOTES TO FINANCIAL STATEMENTS (continued)

with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to

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NOTES TO FINANCIAL STATEMENTS (continued)

generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2018, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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NOTES TO FINANCIAL STATEMENTS (continued)

terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$22,224	*	Receivable/Payable for variation margin on futures	$8,405	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	100,555	*	Receivable/Payable for variation margin on centrally cleared swaps	272,684	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	25,508

Credit contracts	Unrealized appreciation on credit default swaps	476

Total		$148,763			$281,089

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$166,400	$13,819

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	86,436	(163,832)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	57,639	(4,480)

Total		$310,475	$(154,493)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2018:

Futures:
Average original value of buy contracts	$2,467,174	(a)
Average original value of sale contracts	$4,995,892	(a)
Interest Rate Swaps:
Average notional amount	$734,615
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,419,231
Credit Default Swaps:
Average notional amount of sale contracts	$33,934
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$4,200,000	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for eight months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of April 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Credit Suisse International	$372	$	– 0	–	$	– 0	–	$	– 0	–	$372
Deutsche Bank AG	25,508		– 0	–		– 0	–		– 0	–	25,508

Total	$25,880	$	– 0	–	$	– 0	–	$	– 0	–	$25,880	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2018	Year Ended April 30, 2017

Shares sold	2,303,569	2,401,487	$25,844,879	$26,727,267

Shares redeemed	(1,123,831)	(1,404,154)	(12,577,781)	(15,724,064)

Net increase	1,179,738	997,333	$13,267,098	$11,003,203

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2018.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,860,509	$2,162,623

Total distributions paid	$2,860,509	$2,162,623

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$327,885
Accumulated capital and other losses	(0	)(a)
Unrealized appreciation/(depreciation)	(2,195,531	)(b)

Total accumulated earnings/(deficit)	$(1,867,646	)(c)

(a)	During the fiscal year, the Fund utilized $124,348 of capital loss carryforwards to offset current year net realized gains. The Fund also had $119,270 of capital loss carryforwards expire during the fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2018, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and the expiration of capital loss carryforwards, resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 11.14	$ 11.19	$ 11.36	$ 11.13	$ 11.42

Income From Investment Operations
Net investment income(a)	.39	.38	.39	.43	.42
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.04)	(.16)	.22	(.29)

Net increase in net asset value from operations	.06	.34	.23	.65	.13

Less: Dividends
Dividends from net investment income	(.39)	(.39)	(.40)	(.42)	(.42)

Net asset value, end of period	$ 10.81	$ 11.14	$ 11.19	$ 11.36	$ 11.13

Total Return
Total investment return based on net asset value(b)	.50%	3.08%*	2.12%	5.94%*	1.31%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,740	$74,191	$63,342	$44,939	$45,989
Ratio to average net assets of:
Net investment income	3.47%	3.43%	3.60%	3.76%	3.89%
Portfolio turnover rate	73%	79%	59%	42%	61%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended April 30, 2017, April 30, 2015 and April 30, 2014 by .01%, .01% and .05%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares

and Shareholders of AB Corporate Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Corporate Income Shares (the “Fund”), one of the series constituting AB Corporate Shares, including the portfolio of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Corporate Income Shares (one of the series constituting AB Corporate Shares) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2018

abfunds.com	AB CORPORATE INCOME SHARES | 55

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2018.

For foreign shareholders, 79.91% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Douglas J. Peebles, Senior Vice President Shawn E. Keegan(2), Vice President Matthew J. Minnetian(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Corporate Income Shares Investment Team. Messrs. Keegan and Minnetian are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	93	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	93	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	93	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	93	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	93	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	93	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	93	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	93	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Douglas J. Peebles 52	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Shawn E. Keegan 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Matthew J. Minnetian 53	Vice President	Senior Vice President of the Adviser,** with which he’s been associated with since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB CORPORATE INCOME SHARES | 65

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

abfunds.com	AB CORPORATE INCOME SHARES | 69

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0151-0418

APR    04.30.18

ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 11, 2018

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the annual reporting period ended April 30, 2018. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB MUNICIPAL INCOME SHARES	-0.03%	4.55%
Bloomberg Barclays Municipal Bond Index	-0.97%	1.56%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2018.

The Fund outperformed the benchmark for both periods. The Fund is generally used to provide exposure to lower-related municipal bonds within separately managed account strategies. As such, the Fund is overweight lower-rated (non-investment grade) bonds relative to the benchmark, which is composed of 100% investment-grade bonds. This overweight was beneficial over both periods.

Security selection within the miscellaneous revenue and not-for-profit health care sectors contributed for both periods, relative to the benchmark. Yield-curve positioning, specifically overweights to seven- to 10-year and over-10-year duration municipals, detracted.

For the 12-month period, security selection within the local general obligation sector contributed, while security selection in the industrial development sector and an overweight to the miscellaneous revenue sector detracted.

For the six-month period, security selection within the tobacco sector contributed, while security selection in the prepay energy sector and an overweight to the miscellaneous revenue sector detracted.

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The Fund utilized derivatives during both periods in the form of interest rate swaps for hedging purposes, which detracted from absolute performance for the 12-month period, and had no material impact for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Against the backdrop of three interest rate hikes by the US Federal Reserve and concerns about tax reform, municipals remained resilient throughout 2017 and outperformed US Treasuries. Yields rose at the beginning of 2018; by the end of February, 10-year AAA municipal yields were 50 basis points higher than at the end of 2017. Longer-term municipal yields did not change significantly for the remainder of the period ended April 30, 2018, though short-term yields declined another 25-40 basis points. For the entire 12-month period, short-maturity yields increased significantly more than intermediate- and long-maturity yields; for example, AAA-rated two-year yields increased almost 90 basis points, while AAA-rated 30-year yields only rose about 15 basis points.

The Fund’s Senior Investment Management Team (the “Team”) maintains the Fund’s underweight to the longest maturity municipal bonds and a modest overweight to municipal credit, finding this position attractive given the current strength of the US economy.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.80% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax.

(continued on next page)

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These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico experienced a significant

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DISCLOSURES AND RISKS (continued)

downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low ratings by the credit rating organizations. More recently Puerto Rico has defaulted on its debt payments, and if the general economic situation in Puerto Rico persists, the volatility and credit quality of Puerto Rican municipal securities will continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

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DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/1/20101 TO 4/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Income Shares (from 9/1/20101 to 4/30/2018) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/1/2010.

8 | AB MUNICIPAL INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

NAV Returns
1 Year	4.55%
5 Years	4.64%
Since Inception[1]	6.51%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

NAV Returns
1 Year	5.95%
5 Years	4.98%
Since Inception[1]	6.63%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/1/2010.

abfunds.com	AB MUNICIPAL INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$999.70	$0.05	0.01%
Hypothetical**	$1,000	$1,024.74	$0.05	0.01%

*	Expenses equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

10 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,760.9

1	All data are as of April 30, 2018. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

April 30, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.0%
Long-Term Municipal Bonds – 94.9%
Alabama – 2.7%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$11,645	$13,387,441
Cullman County Health Care Authority (Cullman Regional Medical Center, Inc.) Series 2009A 7.00%, 2/01/36	400	408,804
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/36-2/01/41	10,000	10,808,800
Jefferson County Board of Education/AL Series 2018 5.00%, 2/01/39-2/01/46	28,280	31,376,401
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2012 5.00%, 12/01/31	3,000	3,226,470
Series 2016A 5.00%, 12/01/31	10,000	10,754,900
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	3,500	3,998,890

		73,961,706

Alaska – 0.4%
State of Alaska International Airports System Series 2016B 5.00%, 10/01/33-10/01/34	9,000	10,117,615

Arizona – 1.3%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	3,670	3,894,567
Glendale Industrial Development Authority (Beatitudes Campus (The)) Series 2017 5.00%, 11/15/36-11/15/45(a)	3,400	3,472,998
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 5/15/39	2,700	2,949,048

12 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	$3,875	$4,088,977
Maricopa County Industrial Development Authority (Banner Health Obligated Group) Series 2016A 5.00%, 1/01/33-1/01/35	16,100	18,271,715
Quechan Indian Tribe of Fort Yuma Series 2012A 9.75%, 5/01/25	80	90,010
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	150	175,154
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/47(a)(b)	1,065	1,101,476
University of Arizona Series 2014 5.00%, 8/01/33	1,000	1,109,510

		35,153,455

California – 4.7%
Abag Finance Authority for Nonprofit Corps. (Episcopal Senior Communities) Series 2011 6.125%, 7/01/41	100	109,837
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/34-10/01/37	26,130	28,979,205
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 5/01/31	1,460	1,647,362
Bay Area Toll Authority Series 2013S 5.00%, 4/01/27 (Pre-refunded/ETM)	1,000	1,133,710
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 4/01/31-4/01/34	11,845	13,135,976

abfunds.com	AB MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Educational Facilities Authority (University of the Pacific) Series 2012A 5.00%, 11/01/42	$100	$107,800
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/37	1,700	1,900,600
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/35-11/15/38	8,150	9,272,279
California Municipal Finance Authority Series 2011B 7.75%, 4/01/31 (Pre-refunded/ETM)(a)	85	96,546
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012A 6.625%, 1/01/32(a)(b)	1,000	1,069,220
Series 2014 5.00%, 1/01/35(a)	1,335	1,302,479
California Municipal Finance Authority (Partnerships to Uplift Communities Lakeview Terrace and Los Angeles Project) Series 2012A 5.30%, 8/01/47	1,025	1,043,614
California Municipal Finance Authority (Rocketship Education Obligated Group) Series 2014A 7.00%, 6/01/34(a)	1,200	1,361,976
7.25%, 6/01/43(a)	2,075	2,363,487
California Municipal Finance Authority (Rocketship Seven-Alma Academy) Series 2012A 6.25%, 6/01/43(a)	740	794,020
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(b)	6,405	6,789,236
California School Finance Authority (Partnerships to Uplift Communities Valley Project) Series 2014A 6.40%, 8/01/34	3,000	3,191,880

14 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 6/01/47(a)(c)†,#	$730	$543,850
California Statewide Communities Development Authority (Eskaton Properties, Inc. Obligated Group) Series 2012 5.25%, 11/15/34	530	574,600
California Statewide Communities Development Authority (Moldaw Residences) Series 2014A 5.25%, 11/01/44(a)(b)	1,200	1,267,500
California Statewide Communities Development Authority (Rocketship Four-Mosaic Elementary) Series 2011A 8.50%, 12/01/41(a)	100	116,063
California Statewide Communities Development Authority (Rocklin Academy) Series 2011A 8.25%, 6/01/41	140	156,474
California Statewide Communities Development Authority (Terraces at San Joaquin Gardens (The)) Series 2012A 6.00%, 10/01/47(a)	250	269,933
City of Roseville CA (HP Campus Oaks Community Facilities District No 1) Series 2016 5.50%, 9/01/46(a)	1,000	1,089,790
City of San Buenaventura CA (Community Memorial Health System) Series 2011 7.50%, 12/01/41	100	111,317
Municipal Improvement Corp. of Los Angeles (Municipal Improvement Corp. of Los Angeles Lease) Series 2016B 4.00%, 11/01/36	2,705	2,807,709

abfunds.com	AB MUNICIPAL INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oakland Unified School District/Alameda County Series 2015A 5.00%, 8/01/30-8/01/40	$6,215	$7,015,112
Palomar Health 5.00%, 11/01/39	3,990	4,277,998
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/31(a)	1,000	1,084,140
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco – Mission Bay South) NATL Series 2016C 5.00%, 8/01/41	1,250	1,400,363
San Joaquin County Transportation Authority (San Joaquin County Transportation Authority Sales Tax) Series 2017 5.00%, 3/01/36-3/01/37	5,500	6,356,370
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44	1,450	1,568,073
Series 2014B 5.25%, 1/15/44	1,000	1,083,800
Southern California Logistics Airport Authority XLCA Series 2006 5.00%, 12/01/36-12/01/43(a)	1,685	1,684,876
State of California Series 2016 4.00%, 9/01/33-9/01/35	18,000	19,061,040
University of California CA Revenues 5.00%, 5/15/33(d)	1,000	1,119,110
West Contra Costa Healthcare District Series 2011 6.25%, 7/01/42(a)	3,375	3,645,236

		129,532,581

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 0.9%
Centerra Metropolitan District No 1 Series 2017 5.00%, 12/01/37(a)(b)	$5,000	$5,110,550
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,910	6,293,618
Colorado Health Facilities Authority (Evangelical Lutheran Good Samaritan Obligated Group) Series 2012 5.00%, 12/01/42	2,910	3,028,466
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	1,150	1,282,664
Colorado Health Facilities Authority (Sunny Vista Living Center) Series 2015A 6.25%, 12/01/50(a)(b)	1,000	1,050,350
Copperleaf Metropolitan District No 2 Series 2015 5.75%, 12/01/45(a)	1,000	1,045,480
E-470 Public Highway Authority Series 2010C 5.375%, 9/01/26	1,000	1,070,530
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/40(a)(b)	1,500	1,544,445
Sterling Ranch Community Authority Board Series 2015A 5.75%, 12/01/45(a)	1,000	1,019,030
Series 2017A 5.00%, 12/01/38-12/01/47(a)	2,000	2,020,770

		23,465,903

Connecticut – 4.3%
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015L 5.00%, 7/01/45	5,750	6,242,717
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) 5.00%, 7/01/37	1,095	1,219,129

abfunds.com	AB MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017I-1 5.00%, 7/01/35	$1,000	$1,118,350
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/46-9/01/53(b)	2,475	2,549,339
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) 5.00%, 7/01/35-7/01/38(e)	5,245	5,815,699
State of Connecticut Series 2013A 5.00%, 10/15/24	5,000	5,465,300
Series 2013E 5.00%, 8/15/31(d)	1,000	1,071,270
Series 2015F 5.00%, 11/15/25-11/15/32	7,070	7,835,604
Series 2016A 5.00%, 3/15/32	8,165	8,959,536
Series 2016B 5.00%, 5/15/22	3,875	4,201,236
Series 2016E 5.00%, 10/15/28-10/15/34	17,845	19,749,263
Series 2016F 5.00%, 10/15/31	10,205	11,300,813
Series 2017A 5.00%, 4/15/29-4/15/34	27,300	30,202,330
Series 2018A 5.00%, 4/15/34-4/15/37	7,930	8,736,423
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/31	5,000	5,366,650

		119,833,659

Delaware – 0.1%
Delaware State Economic Development Authority (Delaware Military Academy, Inc.) Series 2014 5.00%, 9/01/44-9/01/49	2,440	2,554,218
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	1,310	1,359,793

		3,914,011

18 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.5%
District of Columbia Series 2011 6.625%, 3/01/41 (Pre-refunded/ETM)(a)	$100	$112,016
District of Columbia (Friendship Public Charter School, Inc.) Series 2012 5.00%, 6/01/42	1,420	1,495,856
Series 2016A 5.00%, 6/01/41-6/01/46	1,400	1,506,449
District of Columbia (KIPP DC Obligated Group) Series 2017B 5.00%, 7/01/37	1,465	1,618,488
District of Columbia (KIPP DC) Series 2017A 5.00%, 7/01/42-7/01/48	8,580	9,385,940
Metropolitan Washington Airports Authority Series 2016A 5.00%, 10/01/35	500	560,820

		14,679,569

Florida – 4.6%
Alachua County Health Facilities Authority (Bonita Springs Retirement Village, Inc.) Series 2011A 8.125%, 11/15/46(a)	100	111,588
Alachua County Health Facilities Authority (East Ridge Retirement Village, Inc.) Series 2014 6.25%, 11/15/44	1,100	1,155,209
Alachua County Health Facilities Authority (Oak Hammock at the University of Florida, Inc.) Series 2012A 8.00%, 10/01/46(a)	435	500,189
Alachua County Health Facilities Authority (Shands Teaching Hospital and Clinics Obligated Group) Series 2014A 5.00%, 12/01/44	1,000	1,076,490
Bexley Community Development District Series 2016 4.875%, 5/01/47(a)	1,000	1,012,890

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 7/01/40(a)(b)	$1,400	$1,499,862
6.00%, 7/01/45-7/01/50(a)(b)	4,015	4,310,184
Capital Trust Agency, Inc. (AVIVA SENIOR LIFE) Series 2017 5.00%, 7/01/46(a)(b)	1,300	1,316,120
Central Florida Expressway Authority Series 2016B 5.00%, 7/01/34	5,500	6,265,435
City of Lakeland FL (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	2,350	2,468,594
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/40	5,610	6,121,744
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	10,000	11,091,100
Series 2015A 5.00%, 10/01/31	1,100	1,228,964
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35(a)(b)	1,900	1,414,417
7.00%, 6/01/45(a)(f)	3,000	2,230,140
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/34-10/01/36	9,650	10,871,645
Manatee County School District (Manatee County School District Sales Tax) AGM Series 2017 5.00%, 10/01/28-10/01/30	5,450	6,311,124
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015A 5.00%, 5/01/32(a)	1,670	1,690,641

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Martin County Health Facilities Authority (Martin Memorial Medical Center, Inc.) Series 2012 5.50%, 11/15/32-11/15/42	$1,950	$2,114,987
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	1,150	1,169,332
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 5.00%, 11/15/29	2,885	3,081,238
Series 2014 5.00%, 11/15/39	2,000	2,114,000
Miami-Dade County Expressway Authority Series 2014A 5.00%, 7/01/34	4,000	4,428,000
Mid-Bay Bridge Authority Series 2011A 7.25%, 10/01/40 (Pre-refunded/ETM)	80	92,871
Series 2015A 5.00%, 10/01/28-10/01/40	3,600	3,993,344
Series 2015C 5.00%, 10/01/35-10/01/40	2,750	2,995,960
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	21,590	22,766,750
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/37-8/15/47	14,530	16,238,826
Town of Davie FL (Nova Southeastern University, Inc.) Series 2013A 5.625%, 4/01/43	3,765	4,121,433
Volusia County School Board COP Series 2014B 5.00%, 8/01/31	1,625	1,824,566

		125,617,643

Georgia – 2.9%
Cedartown Polk County Hospital Authority Series 2016 5.00%, 7/01/39	4,000	4,302,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	$1,390	$1,516,504
Series 2014A 5.00%, 1/01/33	1,820	2,038,418
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/31	2,500	2,847,925
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 7/01/34-7/01/36	10,710	11,991,731
Fulton County Development Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016A 5.00%, 7/01/32	2,000	2,267,520
Glynn-Brunswick Memorial Hospital Authority Series 2017 5.00%, 8/01/43-8/01/47	12,680	13,749,604
Gwinnett County Development Authority (Board of Regents of the University System of Georgia Lease) Series 2017A 5.00%, 7/01/32-7/01/37	10,855	12,297,463
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	16,200	17,139,438
Series 2018C 4.00%, 8/01/48(e)	12,245	12,994,516

		81,145,119

Idaho – 0.0%
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010A 7.00%, 2/01/36	200	220,822

Illinois – 11.2%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	5,630	5,566,944

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015C 5.25%, 12/01/35-12/01/39	$10,315	$10,358,411
Series 2015E 5.125%, 12/01/32	1,000	1,011,920
Series 2016B 6.50%, 12/01/46	1,900	2,144,853
Series 2017G 5.00%, 12/01/34	4,150	4,159,213
Series 2017H 5.00%, 12/01/46	1,285	1,260,032
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	1,665	1,812,219
Series 2016B 5.00%, 1/01/34	5,000	5,567,650
Series 2016C 5.00%, 1/01/35-1/01/38	9,250	10,212,916
Series 2017B 5.00%, 1/01/35-1/01/37	33,445	37,418,224
Chicago O’Hare International Airport (TrIPs Obligated Group) 5.00%, 7/01/33-7/01/48	7,145	7,789,542
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2011 5.25%, 12/01/23	4,285	4,667,693
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant) AGC Series 2008 5.00%, 6/01/18	1,170	1,172,492
City of Chicago IL Series 2015A 5.00%, 1/01/19	300	304,221
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/52(a)(g)	1,050	912,461
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/19-4/01/36	465	450,480
Illinois Finance Authority (Lake Forest College) Series 2012A 6.00%, 10/01/48	400	426,992

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46(a)	$2,495	$2,616,382
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/40-12/01/46	3,900	4,226,284
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.20%, 5/15/30(a)	1,079	1,068,998
6.33%, 5/15/48(a)	829	815,598
6.44%, 5/15/55(a)	1,998	1,970,334
Series 2016C 2.00%, 5/15/55(a)(g)†, #	609	33,404
Illinois Finance Authority (Plymouth Place, Inc.) Series 2013 6.00%, 5/15/43	3,500	3,817,975
Series 2015 5.25%, 5/15/50	2,000	2,059,180
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/31-2/15/41	14,335	16,049,608
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017A 5.00%, 8/01/42-8/01/47	3,000	3,203,510
Series 2017C 5.00%, 8/01/46	1,000	1,067,040
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	4,750	5,065,923
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	6,700	7,317,941
Illinois State Toll Highway Authority Series 2015A 5.00%, 1/01/31-1/01/32	3,125	3,515,224
Series 2015B 5.00%, 1/01/36-1/01/40	5,250	5,845,968

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016A 5.00%, 12/01/32	$7,000	$7,946,750
Series 2016B 5.00%, 1/01/41	3,450	3,843,093
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	13,300	13,750,338
Series 2017B Zero Coupon, 12/15/54	6,850	980,372
State of Illinois Series 2012 5.00%, 8/01/21-3/01/31	7,445	7,677,161
Series 2014 5.00%, 5/01/23-5/01/35	16,170	16,575,211
Series 2016 5.00%, 1/01/22-11/01/35	43,960	45,555,479
Series 2017A 5.00%, 12/01/28	2,700	2,799,765
Series 2017D 5.00%, 11/01/24-11/01/28	43,000	44,757,332
Village of Antioch IL (Village of Antioch IL Spl Tax) Series 2016A 4.50%, 3/01/33(a)	4,113	3,970,197
Series 2016B 7.00%, 3/01/33(a)	1,820	1,765,982
Village of Pingree Grove IL Special Service Area No 7 Series 2015A 4.50%, 3/01/25(a)	1,054	1,086,021
5.00%, 3/01/36(a)	2,963	3,061,431
Series 2015B 6.00%, 3/01/36(a)	885	939,286

		308,618,050

Indiana – 0.5%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.125%, 8/15/27	1,000	1,041,610
5.50%, 8/15/40-8/15/45	3,020	3,140,172
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	1,000	1,077,780

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40-7/01/48	$6,980	$7,431,584

		12,691,146

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 5.25%, 12/01/50	6,405	6,727,236

Kentucky – 1.8%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/34-8/15/46	15,780	17,037,490
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42(a)	1,685	1,756,073
5.50%, 11/15/45(a)	1,000	1,045,610
Kentucky Economic Development Finance Authority (Next Generation Kentucky Information Highway) Series 2015A 5.00%, 1/01/45	5,260	5,532,415
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37-6/01/41	8,625	9,195,351
5.25%, 6/01/41	1,250	1,355,075
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/35(a)	1,750	1,749,948
5.75%, 11/15/45(a)	3,350	3,382,495
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/33	8,205	9,158,421

		50,212,878

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana – 2.0%
Jefferson Parish Hospital Service District No 2 Series 2011 6.375%, 7/01/41	$2,130	$2,170,257
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34-12/01/36	3,400	3,848,896
Louisiana Local Government Environmental Facilities & Community Development Auth (St James Place of Baton Rouge) Series 2015A 6.00%, 11/15/35(a)	2,100	2,300,802
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/34-10/01/44	27,600	30,589,629
Louisiana Public Facilities Authority Series 2016 5.00%, 5/15/47 (Pre-refunded/ETM)(a)	10	11,762
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 7/01/39(a)(c)†	2,750	27
Series 2014A 7.50%, 7/01/23(a)(c)†	1,250	13
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 7/01/42-7/01/57	12,350	13,347,013
Louisiana Public Facilities Authority (Ochsner Clinic Foundation) Series 2016 5.00%, 5/15/47	1,110	1,211,121
New Orleans Aviation Board Series 2017B 5.00%, 1/01/43	1,000	1,095,560
Port New Orleans Board of Commissioners Series 2013B 5.00%, 4/01/29-4/01/31	1,540	1,663,232

		56,238,312

abfunds.com	AB MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maine – 0.3%
Finance Authority of Maine (Casella Waste Systems, Inc.) 4.375%, 8/01/35(b)	$1,700	$1,705,253
Series 2017 5.25%, 1/01/25(b)	4,630	5,004,752
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	1,000	1,115,570

		7,825,575

Maryland – 0.6%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/33-9/01/36	3,250	3,625,735
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38(a)	1,000	1,063,560
City of Rockville MD (King Farm Presbyterian Retirement Community, Inc.) Series 2017B 5.00%, 11/01/42-11/01/47	4,750	5,105,288
County of Howard MD (Downtown Columbia Project) Series 2017A 4.375%, 2/15/39(a)(b)	1,000	1,005,510
4.50%, 2/15/47(a)(b)	1,200	1,207,764
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 7/01/31	3,245	3,550,906

		15,558,763

Massachusetts – 1.6%
Commonwealth of Massachusetts Series 2016A 5.00%, 3/01/46	2,000	2,204,560
NATL Series 2000D 2.611%, 12/01/30(h)	2,525	2,517,678
NATL Series 2000G 2.611%, 12/01/30(h)	5,000	4,985,500

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Lowell General Hospital) Series 2013G 5.00%, 7/01/37	$2,550	$2,703,178
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	5,000	5,300,250
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 7/01/33	3,125	3,589,281
Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 5.00%, 7/01/31-7/01/41	3,850	4,216,219
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/41-7/01/46	3,980	4,297,419
Massachusetts Development Finance Agency (Zero Waste Solutions) Series 2017 8.00%, 12/01/22(a)(b)	10,525	8,685,651
Series 2017A 7.75%, 12/01/44(a)(b)	4,525	4,420,156

		42,919,892

Michigan – 4.2%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/32	4,400	4,692,116
5.25%, 7/01/39	4,825	5,158,938
City of Detroit MI Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2011C 5.00%, 7/01/41	1,060	1,113,668

abfunds.com	AB MUNICIPAL INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Detroit City School District Series 2012A 5.00%, 5/01/31	$120	$130,013
Grand Rapids Economic Development Authority (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/32-11/01/37(a)	1,655	1,744,008
Great Lakes Water Authority Water Supply System Revenue Series 2016A 5.00%, 7/01/46	1,025	1,129,489
Series 2016D 5.00%, 7/01/36	25,210	27,518,480
Kalamazoo Hospital Finance Authority (Bronson Healthcare Group Obligated Group) Series 2016 4.00%, 5/15/31-5/15/36	20,100	20,433,469
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System) Series 2014C-1 5.00%, 7/01/44	1,750	1,892,380
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014D4 5.00%, 7/01/29-7/01/34	2,100	2,310,169
Series 2015D-1 5.00%, 7/01/34	2,000	2,197,860
Series 2015D-2 5.00%, 7/01/34	3,400	3,698,078
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 4.00%, 11/15/35-11/15/36	5,000	5,051,880
5.00%, 11/15/32	3,850	4,336,447
Michigan Finance Authority (MidMichigan Obligated Group) Series 2014 5.00%, 6/01/34	2,000	2,210,240
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/31-7/01/33	7,950	8,530,598

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30(a)(f)	$2,200	$2,222,000
Series 2016 9.00%, 12/01/25(a)(e)(f)(i)	8,970	9,059,700
Michigan Strategic Fund (Evangelical Homes of Michigan Obligated Group) Series 2013 5.50%, 6/01/47	2,000	2,071,460
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	5,775	5,809,419
Wayne State University Series 2018A 5.00%, 11/15/43	4,000	4,521,080

		115,831,492

Minnesota – 0.2%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,130,390
Southern Minnesota Municipal Power Agency Series 2017A 5.00%, 1/01/47	1,780	2,006,576
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,030	1,158,060

		4,295,026

Mississippi – 0.3%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) 5.00%, 9/01/41	6,900	7,359,195

Missouri – 1.2%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/36	2,925	3,122,701

abfunds.com	AB MUNICIPAL INCOME SHARES | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Health & Educational Facilities Authority of the State of Missouri 5.00%, 2/01/46	$1,000	$1,063,250
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2010 5.50%, 2/01/42	100	103,786
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(a)(b)	1,780	1,713,250
6.00%, 11/15/46(a)(b)	4,400	4,277,064
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014A 5.25%, 8/15/39	620	645,172
Series 2016A 5.00%, 8/15/36-8/15/46	4,060	4,152,128
Series 2018 5.00%, 8/15/42	3,000	3,075,000
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 1/01/31	3,240	3,570,998
Missouri State Environmental Improvement & Energy Resources Authority (Union Electric Co.) NATL 3.115%, 9/01/33(h)	1,325	1,272,265
NATL Series 1992 2.38%, 12/01/22(h)	550	540,573
NATL Series 1998A 2.853%, 9/01/33(h)	3,000	2,886,810
NATL Series 1998B 2.958%, 9/01/33(h)	1,150	1,106,610
St Louis County Industrial Development Authority (St Andrews Resources for Seniors) Series 2015A 5.00%, 12/01/35(a)	2,000	2,092,320
5.125%, 12/01/45(a)	4,500	4,702,320

		34,324,247

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/34	$1,085	$1,206,260

Nebraska – 1.8%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/32-9/01/42	2,975	3,238,793
Series 2017A 5.00%, 9/01/34-9/01/42	38,560	45,219,656

		48,458,449

Nevada – 1.5%
City of Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 9/01/37-9/01/47	3,935	4,261,156
Clark County School District Series 2017C 5.00%, 6/15/33-6/15/36	17,110	19,197,775
Las Vegas Redevelopment Agency Series 2016 5.00%, 6/15/40	1,800	1,962,756
Las Vegas Valley Water District Series 2016A 5.00%, 6/01/46	14,000	15,696,800

		41,118,487

New Hampshire – 0.5%
New Hampshire Health and Education Facilities Authority Act (Concord Hospital Obligated Group) Series 2017 5.00%, 10/01/47	8,105	8,888,591
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	2,940	3,120,428
Series 2016 5.00%, 1/01/41	1,435	1,597,916

		13,606,935

abfunds.com	AB MUNICIPAL INCOME SHARES | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 8.8%
City of Bayonne NJ BAM Series 2016 5.00%, 7/01/39	$1,075	$1,179,791
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/32	3,645	4,148,812
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	3,455	3,633,105
Series 2014P 5.00%, 6/15/29	5,000	5,313,450
Series 2014U 5.00%, 6/15/21	3,500	3,714,375
Series 2015X 5.00%, 6/15/21	15,920	16,895,100
Series 2017A 5.00%, 7/01/33	1,640	1,764,706
Series 2017B 5.00%, 11/01/20	7,505	7,904,266
Series 2017D 5.00%, 6/15/33-6/15/42	5,370	5,739,424
Series 2018A 5.00%, 6/15/42-6/15/47	5,885	6,252,843
Series 2018C 5.00%, 6/15/42	7,085	7,535,181
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/37-10/01/47	6,035	6,466,661
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012A 5.125%, 6/15/43	735	761,284
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	2,850	3,092,136
Series 2000B 5.625%, 11/15/30	1,475	1,650,436

34 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 7/01/35-7/01/37	$4,300	$4,903,810
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	100	104,821
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/36-7/01/42	8,645	9,585,036
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/35	1,070	1,142,375
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 7/01/44	2,040	2,196,529
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/27-6/15/30	33,625	36,992,664
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014A 5.00%, 6/15/38	1,000	1,045,480
Series 2015A 5.00%, 6/15/45	8,450	8,851,290
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/27 (Pre-refunded/ETM)(a)	170	188,907
5.00%, 1/01/27 (Pre-refunded/ETM)	2,330	2,594,059
5.00%, 1/01/32 (Pre-refunded/ETM)	1,000	1,113,330

abfunds.com	AB MUNICIPAL INCOME SHARES | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015E 5.00%, 1/01/33-1/01/45	$15,400	$16,997,540
Series 2016A 5.00%, 1/01/33	6,500	7,341,165
Series 2017A 5.00%, 1/01/33-1/01/34	15,000	17,097,350
Series 2017B 5.00%, 1/01/32-1/01/33	13,540	15,699,998
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	38,750	40,657,275

		242,563,199

New Mexico – 0.0%
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center) Series 2012 5.50%, 7/01/42	1,060	1,128,317

New York – 7.7%
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/34	2,000	2,082,560
City of New York NY Series 2018E 5.00%, 3/01/37-3/01/38	17,500	20,101,825
City of Newburgh NY Series 2012A 5.625%, 6/15/34	245	266,665
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 7/01/46	13,520	14,827,925
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 2/15/34-2/15/36	28,140	32,098,577
Metropolitan Transportation Authority Series 2013E 5.00%, 11/15/32	4,425	4,916,175
Series 2016A 5.00%, 11/15/32	3,440	3,899,137
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2014A 6.50%, 1/01/32(a)	75	79,534

36 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.70%, 1/01/49(a)	$454	$481,433
Series 2014B 5.50%, 7/01/20(a)	232	235,704
Series 2014C 2.00%, 1/01/49(a)(g)†, #	514	87,341
New York City Municipal Water Finance Authority Series 2017E 5.00%, 6/15/36	7,305	8,406,229
New York Liberty Development Corp. (7 World Trade Center II LLC) Series 2012 5.00%, 3/15/44	100	106,837
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/35	1,325	1,617,600
New York NY GO Series 2013A-1 5.00%, 10/01/28(d)	500	552,800
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/30-12/01/34(b)	4,200	4,563,204
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2015A 5.00%, 3/15/35	2,250	2,518,515
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001B 2.589%, 10/01/36(h)	3,200	3,072,352
XLCA Series 2004A 2.765%, 1/01/39(h)	4,100	3,936,410
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/37	2,000	2,160,820
Series 2016A 5.00%, 1/01/41	3,800	4,212,414
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 1/01/27-1/01/29(e)	51,325	57,720,905

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41-7/01/46	$13,185	$14,114,533
Orange County Funding Corp. (The Hamlet at Wallkill) Series 2013 6.50%, 1/01/46(a)	1,110	1,110,311
Port Authority of New York & New Jersey Series 2012 5.00%, 10/01/34	3,900	4,235,478
Series 2013178 5.00%, 12/01/33	5,000	5,494,050
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/28-11/15/29(d)	1,950	2,160,538
Series 2017B 5.00%, 11/15/35	6,170	7,087,664
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37(a)	860	828,937
5.25%, 9/15/42-9/15/53(a)	2,330	2,263,886
Westchester County Local Development Corp. (Kendal on Hudson) Series 2013 5.00%, 1/01/34	3,840	4,113,024
Westchester County Local Development Corp. (Westchester County Healthcare Corp./NY) Series 2016 5.00%, 11/01/46	4,230	4,459,647

		213,813,030

North Carolina – 1.0%
County of New Hanover NC (New Hanover Regional Medical Center) Series 2017 5.00%, 10/01/42-10/01/47	5,830	6,480,936
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 7/01/40(a)	5,000	5,222,400
5.00%, 7/01/45(a)	1,000	1,052,160

38 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Medical Care Commission (Mission Health System, Inc./NC) Series 2017 5.00%, 10/01/30-10/01/36	$10,025	$10,271,704
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/30(a)	2,250	2,394,427
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2015A 5.00%, 9/01/37(a)	1,735	1,844,062
Series 2017 5.00%, 9/01/46(a)	1,000	1,038,580

		28,304,269

North Dakota – 0.4%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 6/01/48-6/01/53	10,230	10,869,980

Ohio – 3.0%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/41-2/15/46	10,000	10,996,940
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	21,875	21,874,781
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 1/15/43(a)(b)	675	700,225
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	7,500	8,242,125
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	6,490	6,819,108
5.25%, 2/15/47	12,860	13,610,124
County of Franklin OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47(a)	2,300	2,309,499

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	$1,030	$1,078,286
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40(a)	2,500	2,603,850
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	4,840	4,646,400
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	7,480	7,180,800
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	3,110	2,985,600
Toledo-Lucas County Port Authority (StoryPoint Obligated Group) Series 2016 6.375%, 1/15/51(a)(b)	1,000	1,031,860

		84,079,598

Oklahoma – 0.0%
Tulsa Airports Improvement Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35(a)	1,125	1,202,918

Oregon – 0.2%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/19(a)	280	286,790
State of Oregon Series 2017L 5.00%, 8/01/34	4,170	4,849,919

		5,136,709

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 6.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(b)	$2,270	$2,403,158
Bensalem Township School District Series 2013 5.00%, 6/01/29	8,570	9,608,170
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) 5.00%, 5/15/48	1,000	1,073,620
Cheltenham Township School District Series 2016B 5.00%, 2/15/39	1,780	1,970,673
City of Philadelphia PA Series 2013A 5.00%, 7/15/21	1,200	1,298,676
Series 2017 5.00%, 8/01/29-8/01/31	12,110	13,857,652
AGM Series 2017A 5.00%, 8/01/33-8/01/34	13,000	14,627,840
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/35-10/01/36	5,105	5,796,612
Commonwealth Financing Authority State Lease 5.00%, 6/01/33	3,140	3,511,619
Commonwealth of Pennsylvania COP Series 2018A 5.00%, 7/01/38	1,120	1,227,576
County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016A 4.00%, 7/01/35	10,000	10,062,000
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/51(a)	2,200	2,247,850
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45(a)	180	187,236

abfunds.com	AB MUNICIPAL INCOME SHARES | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2012 5.25%, 1/01/41(a)	$1,000	$1,026,370
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/34-7/01/37	14,500	16,504,155
Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/47	1,500	1,639,020
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/35(e)	3,600	4,047,876
Montgomery County Industrial Development Authority/PA Series 2010 6.50%, 12/01/25 (Pre-refunded/ETM)	200	229,154
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.00%, 1/01/30(a)	1,040	1,054,040
5.25%, 1/01/40(a)	4,740	4,776,735
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35(a)	5,135	5,452,959
Northeastern Pennsylvania Hospital & Education Authority (Wilkes University) Series 2012A 5.25%, 3/01/42	265	280,113
Series 2016A 5.00%, 3/01/37	1,400	1,502,004
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/41	1,620	1,714,090

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	$2,830	$3,072,446
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 5/01/32	1,000	1,120,130
Series 2017 5.00%, 5/01/41	1,000	1,112,620
Pennsylvania Turnpike Commission Series 2016 5.00%, 6/01/37	4,000	4,360,200
Series 2017B 5.00%, 6/01/35-6/01/36	12,850	14,157,545
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/42	2,000	2,111,200
School District of Philadelphia (The) Series 2015A 5.00%, 9/01/34-9/01/35	2,615	2,871,620
Series 2016F 5.00%, 9/01/33-9/01/36	4,000	4,436,260
Series 2018A 5.00%, 9/01/34-9/01/38	4,000	4,470,250
Series 2018B 5.00%, 9/01/43	3,000	3,302,370
Scranton-Lackawanna Health & Welfare Authority (Scranton Parking System Concession Project) Series 2016A 5.00%, 1/01/51-1/01/57(b)	12,110	11,593,933
Series 2016B 6.08%, 1/01/26(b)	990	945,915
Series 2016C Zero Coupon, 1/01/36(b)	2,945	977,858
Series 2016D Zero Coupon, 1/01/57(b)	60,400	3,638,496

abfunds.com	AB MUNICIPAL INCOME SHARES | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29-12/01/30	$9,880	$11,243,109

		175,513,150

Puerto Rico – 0.3%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	9,335	8,401,500
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Sistema Universitario Ana G Mendez Incorporado) Series 2012 5.375%, 4/01/42	335	289,775

		8,691,275

Rhode Island – 0.2%
Rhode Island Health & Educational Building Corp. Series 2011 8.375%, 1/01/46 (Pre-refunded/ETM)	3,150	3,654,882
Rhode Island Health & Educational Building Corp. (City of Woonsocket RI) AGM Series 2017A 5.00%, 5/15/28-5/15/29	2,000	2,267,110

		5,921,992

South Carolina – 2.3%
South Carolina Jobs-Economic Development Authority (Lutheran Homes of South Carolina Obligated Group) Series 2013 5.00%, 5/01/43(a)	1,000	1,022,150
5.125%, 5/01/48(a)	1,000	1,025,440
South Carolina Public Service Authority Series 2013A 5.00%, 12/01/38	575	612,663
Series 2013B 5.00%, 12/01/38	810	863,055
Series 2014B 5.00%, 12/01/38	1,160	1,242,708
Series 2014C 5.00%, 12/01/36-12/01/46	2,495	2,672,283

44 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2015A 5.00%, 12/01/50-12/01/55	$7,600	$8,105,710
Series 2016A 5.00%, 12/01/34-12/01/36	4,815	5,280,215
Series 2016B 5.00%, 12/01/37-12/01/56	39,780	43,180,862

		64,005,086

South Dakota – 1.3%
South Dakota Health & Educational Facilities Authority (Avera Health Obligated Group) Series 2017 5.00%, 7/01/46	15,000	16,601,400
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 9/01/33-9/01/40	18,295	20,352,636

		36,954,036

Tennessee – 0.9%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	8,135	7,839,699
5.125%, 12/01/42(a)(b)	4,000	3,808,400
Johnson City Health & Educational Facilities Board (Mountain States Health Alliance Obligated Group) Series 2012 5.00%, 8/15/42	5,250	5,498,850
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/40	2,435	2,675,968
Series 2017A 5.00%, 7/01/48	2,335	2,557,572
Shelby County Health Educational & Housing Facilities Board (Village at Germantown, Inc.) Series 2012 5.25%, 12/01/42(a)	1,000	1,030,280

abfunds.com	AB MUNICIPAL INCOME SHARES | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.375%, 12/01/47(a)	$800	$826,648

		24,237,417

Texas – 7.6%
Arlington Higher Education Finance Corp. (Harmony Public Schools) Series 2016A 5.00%, 2/15/41-2/15/46	6,060	6,729,163
Arlington Higher Education Finance Corp. (Wayside Schools) Series 2016A 4.625%, 8/15/46	2,450	2,406,194
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	3,500	3,739,470
Series 2016 5.00%, 1/01/33-1/01/46	7,855	8,628,316
Central Texas Turnpike System Series 2015C 5.00%, 8/15/37	6,800	7,366,712
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 9/01/30	1,965	2,174,449
City of Houston TX Airport System Revenue XLCA Series 2002D 3.75%, 7/01/32(h)	12,475	12,475,000
City of Houston TX Airport System Revenue (United Airlines, Inc.) 5.00%, 7/15/28	22,975	25,596,218
Series 2014 5.00%, 7/01/29	15,355	16,610,732
Series 2015B 5.00%, 7/15/30-7/15/35	2,960	3,193,965
City of San Antonio TX Electric & Gas Systems Revenue Series 2017 5.00%, 2/01/33-2/01/35	9,295	10,686,255
Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 8/15/42	530	550,866
Series 2013 6.00%, 8/15/43	1,000	1,134,340
Series 2016A 5.00%, 8/15/34-8/15/36	4,180	4,724,070

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(a)(b)	$1,150	$1,197,679
Dallas/Fort Worth International Airport Series 2012E 5.00%, 11/01/35	1,500	1,579,425
Decatur Hospital Authority (Wise Regional Health System) Series 2014A 5.25%, 9/01/44	3,150	3,342,780
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/44	7,305	7,866,974
Mission Economic Development Corp. (Natgasoline LLC) Series 2016B 5.75%, 10/01/31(b)	5,225	5,423,759
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Island Campus LLC) Series 2017A 5.00%, 4/01/37	1,380	1,495,478
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49(a)	1,700	1,799,841
North East Texas Regional Mobility Authority Series 2016 5.00%, 1/01/46	4,940	5,378,672
North Texas Education Finance Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	280	292,384
North Texas Tollway Authority Series 2014B 5.00%, 1/01/31	8,975	9,913,067
Series 2015A 5.00%, 1/01/35	7,000	7,701,960
Series 2015B 5.00%, 1/01/34	3,500	3,897,460
Series 2016A 5.00%, 1/01/39	4,000	4,456,960
Series 2017B 5.00%, 1/01/33-1/01/43	7,400	8,255,494

abfunds.com	AB MUNICIPAL INCOME SHARES | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Red River Health Facilities Development Corp. Series 2011A 8.00%, 11/15/46 (Pre-refunded/ETM)(a)	$1,790	$2,137,278
Red River Health Facilities Development Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44(a)	1,315	1,506,595
Red River Health Facilities Development Corp. (Wichita Falls Retirement Foundation) Series 2012 5.50%, 1/01/32	1,740	1,822,598
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 7/01/38(a)(c)†, #	2,180	523,200
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.50%, 11/15/22	200	200,092
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living, Inc.) Series 2017A 6.625%, 11/15/37(a)	2,500	2,804,000
Series 2017B-3 3.875%, 11/15/22(a)	1,200	1,201,620
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/41-2/15/48(a)	6,875	7,302,635
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/30	4,000	4,189,040
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/39-11/15/44(a)	5,025	4,424,056

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2009B 6.86%, 11/15/45(a)(j)	$1,075	$942,495
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44-10/01/49	2,065	2,170,698
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	1,000	1,163,750
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/40	1,255	1,360,332
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	660	724,271
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	200	215,016
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	3,600	4,150,980
Travis County Health Facilities Development Corp. Series 2012A 7.00%, 1/01/32 (Pre-refunded/ETM)(a)	1,200	1,349,184
7.125%, 1/01/46 (Pre-refunded/ETM)(a)	2,430	2,739,922
Uptown Development Authority Series 2017A 5.00%, 9/01/35	1,015	1,127,249
Viridian Municipal Management District Series 2011 9.00%, 12/01/37 (Pre-refunded/ETM)(a)	75	91,769

		210,764,463

abfunds.com	AB MUNICIPAL INCOME SHARES | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utah – 0.0%
Timber Lakes Water Special Service District Series 2011 8.125%, 6/15/31(a)	$85	$91,990
Utah Charter School Finance Authority (North Star Academy) Series 2010A 7.00%, 7/15/45	100	105,889

		197,879

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) 4.625%, 4/01/36(b)	1,100	1,099,593
Vermont Economic Development Authority (Wake Robin Corp.) Series 2012 5.40%, 5/01/33(a)	200	211,916
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2016A 5.00%, 12/01/34	1,500	1,673,910

		2,985,419

Virginia – 0.8%
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 3/01/35(a)(b)	1,000	1,021,860
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	1,000	1,096,000
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43(a)	1,030	1,059,870
City of Chesapeake VA Chesapeake Expressway Toll Road Revenue Series 2012A 5.00%, 7/15/47	300	321,918
Fairfax County Economic Development Authority (Vinson Hall LLC) Series 2013A 5.00%, 12/01/47(a)	1,955	2,040,922

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	$7,490	$7,381,470
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2013A 5.00%, 2/01/28(d)	550	616,929
Virginia College Building Authority (Marymount University) Series 2015B 5.25%, 7/01/35(b)	1,000	1,071,350
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.50%, 1/01/42	3,580	3,892,606
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/52	2,250	2,419,245

		20,922,170

Washington – 1.5%
King County Public Hospital District No 4 Series 2015A 5.00%, 12/01/30(a)	2,235	2,224,585
Port of Seattle WA Series 2015C 5.00%, 4/01/33	5,035	5,501,644
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017A 5.00%, 7/01/35-7/01/42	5,200	5,752,844
Series 2017B 5.00%, 7/01/34	1,855	2,073,334
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/33-8/15/37	12,990	14,374,178
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(b)	3,550	3,854,519

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/31-1/01/46(b)	$2,790	$2,960,169
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)(b)	3,215	3,715,768

		40,457,041

West Virginia – 0.1%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004B 2.853%, 2/15/34(h)	850	796,221
West Virginia Hospital Finance Authority (West Virginia University Health System, Inc.) Series 2013A 5.50%, 6/01/44	2,100	2,307,207

		3,103,428

Wisconsin – 2.0%
University of Wisconsin Hospitals & Clinics Series 2013A 5.00%, 4/01/38	4,155	4,549,850
Wisconsin Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group) Series 2017 5.00%, 8/15/52	20,345	22,322,534
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(b)	4,985	5,756,927
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)(b)	3,335	3,353,476

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	$2,060	$2,099,119
Series 2016D 4.05%, 11/01/30	720	733,810
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 5/01/42-5/01/47	2,650	2,791,011
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 5/15/37-5/15/47(b)	3,225	3,501,419
Wisconsin Public Finance Authority (Million Air Two LLC Obligated Group) Series 2017B 7.125%, 6/01/41(a)(b)	7,885	7,711,845
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 3/01/35(b)	1,550	1,586,487
Wisconsin Public Finance Authority (Rose Villa) Series 2014A 5.75%, 11/15/44(a)(b)	1,000	1,070,080
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015A 5.00%, 9/01/30(b)	545	568,681

		56,045,239

Total Long-Term Municipal Bonds (cost $2,615,990,928)		2,621,530,641

Short-Term Municipal Notes – 5.1%
California – 0.7%
Southern California Public Power Authority Series 2017 1.29%, 7/01/36(k)	18,000	18,000,000

Massachusetts – 0.3%
Massachusetts Health & Educational Facilities Authority (Baystate Total Home Care, Inc.) Series 2009K 1.52%, 7/01/39(k)	8,095	8,095,000

abfunds.com	AB MUNICIPAL INCOME SHARES | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.7%
Mississippi Business Finance Corp. (Chevron USA, Inc.) Series 2010G 1.55%, 11/01/35(k)	$5,000	$5,000,000
Series 2010I 1.55%, 11/01/35(k)	5,700	5,700,000
Series 2010K 1.60%, 11/01/35(k)	10,000	10,000,000

		20,700,000

Missouri – 0.6%
St Joseph Industrial Development Authority (Heartland Regional Medical Center/MO) Series 2009A 1.61%, 11/15/43(k)	15,900	15,900,000

New York – 1.6%
City of New York NY Series 2013D 1.59%, 8/01/40(k)	21,350	21,350,000
Metropolitan Transportation Authority Series 2017A 1.59%, 11/01/31(k)	3,260	3,260,000
Triborough Bridge & Tunnel Authority Series 2018B 1.55%, 1/01/32(k)	18,295	18,295,000

		42,905,000

Pennsylvania – 0.5%
Delaware County Industrial Development Authority/PA (United Parcel Service, Inc.) 1.70%, 9/01/45(k)	15,000	15,000,000

Texas – 0.7%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 1.55%, 11/01/41(k)	20,000	20,000,000

Total Short-Term Municipal Notes (cost $140,600,000)		140,600,000

Total Municipal Obligations (cost $2,756,590,928)		2,762,130,641

54 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.51%(l)(m)(n) (cost $30,264,468)	30,264,468	$30,264,468

Corporates – Investment Grade – 0.2%
Industrial – 0.2%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18(a)(f)(o) (cost $4,965,000)	4,965	4,965,000

Total Short-Term Investments (cost $35,229,468)		35,229,468

Total Investments – 101.3% (cost $2,791,820,396)		2,797,360,109
Other assets less liabilities – (1.3)%		(36,467,613)

Net Assets – 100.0%		$2,760,892,496

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
USD	75,000	5/01/23	3 Month LIBOR	3.033%	Quarterly/ Semi-Annual	$30,000
USD	50,000	5/01/23	3 Month LIBOR	3.048%	Quarterly/ Semi-Annual	47,678
USD	122,000	4/03/28	3 Month LIBOR	3.014%	Quarterly/ Semi-Annual	(436,216)
USD	42,500	4/01/33	3 Month LIBOR	3.071%	Quarterly/ Semi-Annual	(113,192)

						$(471,730)

†	Defaulted.

#	Non-income producing security.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $139,607,791 or 5.1% of net assets.

(c)	Restricted and illiquid security.

abfunds.com	AB MUNICIPAL INCOME SHARES | 55

PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
California School Finance Authority (Tri-Valley Learning Corp.) Series 2012A 7.00%, 06/01/47	9/07/12	$730,000	$543,850	0.02%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013B 10.50%, 07/01/39	11/22/13	1,973,785	27	0.00%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/23	7/31/14	868,863	13	0.00%
Sanger Industrial Development Corp. (Texas Pellets, Inc.) Series 2012B 8.00%, 07/01/38	5/08/13	2,239,749	523,200	0.02%

(d)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(e)	When-Issued or delayed delivery security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.67% of net assets as of April 30, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/45	5/25/16	$3,080,974	$2,230,140	0.08%
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2016 9.00%, 12/01/25	5/26/16	8,154,207	9,059,700	0.33%
Michigan Strategic Fund (Detroit Renewable Energy Obligated Group) Series 2013 8.50%, 12/01/30	7/24/13	2,117,766	2,222,000	0.08%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	1/12/18	2,205,000	2,205,000	0.08%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	4/24/17	900,000	900,000	0.03%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	6/15/16	$865,000	$865,000	0.03%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	11/17/17	550,000	550,000	0.02%
Texas Pellets, Inc./German Pellets Texas LLC 8.00%, 9/30/18	7/13/17	445,000	445,000	0.02%

(g)	Illiquid security.

(h)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2018 and the aggregate market value of these securities amounted to $33,589,419 or 1.22% of net assets.

(i)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(j)	Variable rate coupon, rate shown as of April 30, 2018.

(k)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(l)	Affiliated investments.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	Fair valued by the Adviser.

As of April 30, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

GO – General Obligation

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,761,555,928)	$2,767,095,641
Affiliated issuers (cost $30,264,468)	30,264,468
Cash	628,154
Cash collateral due from broker	9,089,653
Interest receivable	34,698,825
Receivable for shares of beneficial interest sold	14,585,515
Receivable for investment securities sold	20,000
Affiliated dividends receivable	13,493
Receivable due from Adviser	1,852

Total assets	2,856,397,601

Liabilities
Payable for investment securities purchased	80,841,652
Dividends payable	8,230,317
Payable for floating rate notes issued*	3,510,000
Payable for shares of beneficial interest redeemed	1,870,168
Payable for variation margin on centrally cleared swaps	1,045,498
Other liabilities	7,470

Total liabilities	95,505,105

Net Assets	$2,760,892,496

Composition of Net Assets
Shares of beneficial interest, at par	$2,439
Additional paid-in capital	2,755,541,510
Undistributed net investment income	1,088,619
Accumulated net realized loss on investment transactions	(808,055)
Net unrealized appreciation on investments	5,067,983

$2,760,892,496

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 243,923,883 common shares outstanding)	$11.32

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2018

Investment Income
Interest	$82,401,554
Dividends—Affiliated issuers	272,549
Other income(a)	50,951	$82,725,054

Expenses
Interest expense	132,537

Total expenses		132,537

Net investment income		82,592,517

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		476,303
Swaps		635,298
Net change in unrealized appreciation/depreciation of:
Investments		(2,345,546)
Swaps		(471,730)

Net loss on investment transactions		(1,705,675)

Net Increase in Net Assets from Operations		$80,886,842

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2018	Year Ended April 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$82,592,517	$54,201,791
Net realized gain on investment transactions	1,111,601	5,613,449
Net change in unrealized appreciation/depreciation of investments	(2,817,276)	(53,008,165)

Net increase in net assets from operations	80,886,842	6,807,075
Dividends and Distributions to Shareholders from
Net investment income	(82,581,201)	(54,115,439)
Transactions in Shares of Beneficial Interest
Net increase	1,095,461,323	601,893,684

Total increase	1,093,766,964	554,585,320
Net Assets
Beginning of period	1,667,125,532	1,112,540,212

End of period (including undistributed net investment income of $1,088,619 and $1,073,275, respectively)	$2,760,892,496	$1,667,125,532

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Year Ended April 30, 2018

Cash flows from operating activities
Net increase in net assets from operations		$80,886,842
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(1,467,088,078)
Purchases of short-term investments	(1,301,679,190)
Proceeds from disposition of long-term investments	398,452,189
Proceeds from disposition of short-term investments	1,177,735,905
Net realized gain on investment transactions	(1,111,601)
Net change in unrealized appreciation/depreciation on investment transactions	2,817,276
Net accretion of bond discount and amortization of bond premium	14,711,179
Decrease in receivable for investments sold	55,584,439
Increase in interest receivable	(12,754,140)
Decrease in affiliated dividends receivable	6,389
Decrease in receivable due from Adviser	5,060
Increase in cash collateral due from broker	(9,089,653)
Increase in payable for investments purchased	47,580,596
Decrease in other liabilities	(6,942)
Proceeds for exchange-traded derivatives settlements	1,209,066

Total adjustments		(1,093,627,505)

Net cash provided by (used in) from operating activities		(1,012,740,663)
Cash flows from financing activities
Subscriptions in shares of beneficial interest, net	1,093,067,268
Cash dividends paid	(79,258,832)
Repayment of floating rate notes issued	(440,000)

Net cash provided by (used in) from financing activities		1,013,368,436

Net increase in cash		627,773
Cash at beginning of year		381

Cash at end of year		$628,154

Supplemental disclosure of cash flow information
Interest expense paid during the year	$132,537

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2018

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over

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NOTES TO FINANCIAL STATEMENTS (continued)

the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$2,388,203,589		$233,327,052		$2,621,530,641
Short-Term Municipal Notes		– 0	–	140,600,000		– 0	–	140,600,000
Short-Term Investments:
Investment Companies		30,264,468		– 0	–	– 0	–	30,264,468
Corporates – Investment Grade		– 0	–	– 0	–	4,965,000		4,965,000

Total Investments in Securities		30,264,468		2,528,803,589		238,292,052		2,797,360,109
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	77,678		– 0	–	77,678	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(549,408)		– 0	–	(549,408	)(b)

Total(c)		$30,264,468		$2,528,331,859		$238,292,052		$2,796,888,379

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Corporates - Investment Grade			Total
Balance as of 4/30/17	$200,397,233			$1,765,000		$202,162,233
Accrued discounts/(premiums)	561,878			– 0	–	561,878
Realized gain (loss)	(132,928)			– 0	–	(132,928)
Change in unrealized appreciation/depreciation	2,330,809			– 0	–	2,330,809
Purchases	61,999,678			3,200,000		65,199,678
Sales	(31,938,731)			– 0	–	(31,938,731)
Transfers in to Level 3	109,113			– 0	–	109,113	(a)
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 4/30/18	$233,327,052			$4,965,000		$238,292,052

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(b)	$2,146,882		$	– 0	–	$2,146,882

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2018. Securities priced by third party vendors are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/18	Valuation Technique	Unobservable Input	Range / Weighted Average
Long-Term Municipal Bonds	$11,281,700	Market Approach	Mandatory Tender Level	$101.00 / N/A
Corporates – Investment Grade	$4,965,000	Capital Recovery	Recovery Rate	100% / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Mandatory Tender Level and Recovery Rate in isolation would be expected to result in a significantly higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments.

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The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the

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NOTES TO FINANCIAL STATEMENTS (continued)

identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2018, such reimbursement amounted to $50,951.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2018 is as follows:

Fund	Market Value 4/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$14,753	$965,219	$949,708	$30,264	$273

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,366,767,047	$297,827,989
U.S. government securities	100,321,031	100,215,003

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,788,312,851

Gross unrealized appreciation	$44,697,861
Gross unrealized depreciation	(39,639,802)

Net unrealized appreciation	$5,058,059

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended April 30, 2018, the Fund held interest rate swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$77,678	*	Receivable/Payable for variation margin on centrally cleared swaps	$549,408	*

Total		$77,678			$549,408

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$635,298	$(471,730)

Total		$635,298	$(471,730)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2018:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$108,750,000	(a)

(a)	Positions were open for eight months during the year.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2018	Year Ended April 30, 2017

Shares sold	126,009,527	78,438,285	$1,442,789,580	$897,745,615

Shares redeemed	(30,300,300)	(26,222,837)	(347,328,257)	(295,851,931)

Net increase	95,709,227	52,215,448	$1,095,461,323	$601,893,684

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant

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NOTES TO FINANCIAL STATEMENTS (continued)

effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk—There is no guarantee that all of the Funds’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$1,215,893	$640,741

Total taxable distributions	1,215,893	640,741
Tax-exempt distributions	81,365,308	53,474,698

Total distributions paid	$82,581,201	$54,115,439

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$9,946,498
Accumulated capital and other losses	(798,131	)(a)
Unrealized appreciation/(depreciation)	5,058,059	(b)

Total accumulated earnings/(deficit)	$14,206,426	(c)

(a)	As of April 30, 2018, the Fund had a net capital loss carryforward of $798,131. During the fiscal year, the Fund utilized $1,100,335 of capital loss carry forwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2018, the Fund had a net short-term capital loss carryforward of $798,131, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are

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NOTES TO FINANCIAL STATEMENTS (continued)

sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2018, the amount of the Fund’s Floating Rate Notes outstanding was $3,510,000 and the related interest rate was 1.76% to 1.81%. For the year ended April 30, 2018, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $3,717,342 and 1.78%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

The final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) were issued on December 10, 2013. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs, such as the Fund’s TOB transactions (as such programs were then previously or are presently structured), and (ii) continuing certain relationships with or certain services for residual interest bond programs. As a result, such residual interest bond trusts need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage. Banking entities subject to the Volcker Rule were required to comply by July 21, 2015 for TOBs established after December 31, 2013, and by July 21, 2017 for TOBs established prior to December 31, 2013.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 11.25	$ 11.59	$ 11.14	$ 10.64	$ 11.22

Income From Investment Operations
Net investment income(a)	.44	.44	.48	.51	.52
Net realized and unrealized gain (loss) on investment transactions	.07	(.34)	.46	.51	(.59)

Net increase (decrease) in net asset value from operations	.51	.10	.94	1.02	(.07)

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.44)	(.49)	(.52)	(.51)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(b)

Total dividends and distributions	(.44)	(.44)	(.49)	(.52)	(.51)

Net asset value, end of period	$ 11.32	$ 11.25	$ 11.59	$ 11.14	$ 10.64

Total Return
Total investment return based on net asset value(c)	4.55%	.87%	8.69%	9.73%	(.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,760,862	$1,667,126	$1,112,540	$634,667	$381,668
Ratio to average net assets of:
Expenses(d)	.01%	.00	%(e)	.01%	.01%	.01%
Net investment income	3.82%	3.85%	4.25%	4.62%	5.03%
Portfolio turnover rate	19%	23%	8%	10%	29%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

(e)	Amount is less than .005%.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders of AB Municipal Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Income Shares (the “Fund”), one of the series constituting AB Corporate Shares, including the portfolio of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Municipal Income Shares (one of the series constituting AB Corporate Shares) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2018

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Municipal Bond Investment Team. Messrs. Davidson III, Hults and Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of sem-iconductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	93	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	93	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975- 1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	93	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	93	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Robert “Guy” B. Davidson, III 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Terrance T. Hults 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Matthew J. Norton 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB MUNICIPAL INCOME SHARES | 95

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0151-0418

APR    04.30.18

ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

ANNUAL REPORT

June 8, 2018

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the annual reporting period ended April 30, 2018. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	12 Months
AB TAXABLE MULTI-SECTOR INCOME SHARES	-0.24%	0.65%
Bloomberg Barclays US Aggregate ex-Government Bond Index	-1.93%	0.14%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate ex-Government Bond Index, for the six- and 12-month periods ended April 30, 2018.

During the 12-month period, the Fund outperformed the benchmark. Yield-curve positioning contributed to relative performance, particularly a shorter-than-benchmark duration, which added to returns as interest rates rose over the period. An overweight in two-year maturities detracted, as rates rose most in that part of the curve (yields move inversely to price). Security selection was also negative, particularly within the energy and other financials sectors, however selections in commercial mortgage-backed securities (“CMBS”) contributed. Industry allocation detracted as well, as losses from an allocation to US Treasuries and an overweight position in non-agency mortgages more than offset gains from the Fund’s lack of exposure to agency mortgage-backed securities.

During the six-month period, the Fund outperformed the benchmark. Yield-curve positioning contributed to performance, principally a shorter-than-benchmark duration, which added to returns as rates rose. An overweight in two-year maturities, where rates rose the most, detracted. Security selection was also positive due to selections within the CMBS and banking sectors. Industry allocation detracted from performance. Overweight positions in banking and capital goods and an exposure to non-agency mortgages were negative.

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The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had an immaterial impact on absolute returns during both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Political developments and central bank action had a significant impact on bond markets over the 12-month period. Emerging-market debt rallied, helped by increasing oil prices and an improving global growth story. Global high yield also performed well, as did developed-market treasuries and emerging-market local-currency government bonds. Investment-grade corporates ended the period in negative territory. Treasury yields rose in the US, Australia, Canada, the UK and Germany, while moving in different directions elsewhere in the eurozone and in Japan. US tax reform and a pro-EU president elected in France buoyed market sentiment, while a surprise snap parliamentary election in the UK increased investor anxiety when the ruling party did not land a majority. Despite some progress in negotiations, political uncertainty around a bifurcated outlook for Brexit weighed on markets. The US Federal Reserve (the “Fed”) raised interest rates three times in the period, as universally expected. The European Central Bank confirmed that its newly reduced pace of asset purchases would continue through September 2018 and further, if necessary. At the end of the period, a severe spike in volatility shook a broad swath of capital markets. US yields rose dramatically, driven by higher inflation forecasts and expectations for continued rate increases from the Fed. Additionally, President Trump’s announcement of tariffs on Chinese imports weighed on capital markets worldwide, as investors feared the possible onset of a global trade war.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates, but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign

(continued on next page)

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fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate ex-Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays US Aggregate ex-Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/15/20101 TO 4/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Taxable Multi-Sector Income Shares (from 9/15/20101 to 4/30/2018) as compared to the performance of the Fund’s benchmark.

1	Inception date: 9/15/2010.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

NAV Returns
1 Year	0.65%
5 Years	1.15%
Since Inception[1]	2.04%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

NAV Returns
1 Year	0.83%
5 Years	1.18%
Since Inception[1]	2.05%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/15/2010.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$997.60	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%

*	Expenses equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

10 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $129.6

1	All data are as of April 30, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO OF INVESTMENTS

April 30, 2018

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 74.6%
Industrial – 38.8%
Basic – 1.7%
Barrick North America Finance LLC 4.40%, 5/30/21	$2	$2,067
Dow Chemical Co. (The) 4.25%, 11/15/20	7	7,171
8.55%, 5/15/19	475	502,902
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)	505	523,640
Glencore Funding LLC 3.00%, 10/27/22(a)	225	215,415
Packaging Corp. of America 2.45%, 12/15/20	1,010	990,042

		2,241,237

Capital Goods – 5.0%
Caterpillar Financial Services Corp. 1.90%, 3/22/19	115	114,218
2.10%, 1/10/20	435	429,758
Series G 1.85%, 9/04/20	315	306,842
Emerson Electric Co. 5.00%, 4/15/19	504	514,115
General Electric Co. Series G 6.00%, 8/07/19	470	487,588
Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 2/21/21	1,015	1,006,159
John Deere Capital Corp. 1.25%, 10/09/19	435	425,604
1.95%, 6/22/20	100	97,950
2.441% (LIBOR 3 Month + 0.12%), 7/05/19(b)	465	465,293
Northrop Grumman Corp. 2.08%, 10/15/20	1,000	975,880
Rockwell Collins, Inc. 1.95%, 7/15/19	830	819,625
United Technologies Corp. 1.50%, 11/01/19	525	514,479
4.50%, 4/15/20	300	308,736

		6,466,247

Communications - Media – 0.6%
21st Century Fox America, Inc. 4.50%, 2/15/21	105	108,638
Comcast Corp. 5.15%, 3/01/20	78	81,064

12 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.70%, 7/01/19	$502	$518,476
RELX Capital, Inc. 8.625%, 1/15/19	25	25,977
Time Warner Cable LLC 4.00%, 9/01/21	5	5,018
8.75%, 2/14/19	40	41,734

		780,907

Communications - Telecommunications – 1.1%
AT&T, Inc. 2.45%, 6/30/20	290	286,323
5.80%, 2/15/19	515	527,128
Deutsche Telekom International Finance BV 1.50%, 9/19/19(a)	560	549,130
Telefonica Emisiones SAU 5.462%, 2/16/21	45	47,643

		1,410,224

Consumer Cyclical - Automotive – 5.2%
American Honda Finance Corp. 1.20%, 7/12/19	410	402,358
7.625%, 10/01/18(a)	150	153,237
BMW US Capital LLC 1.45%, 9/13/19(a)	190	186,584
1.50%, 4/11/19(a)	375	371,268
Daimler Finance North America LLC 2.45%, 5/18/20(a)	1,000	985,350
Ford Motor Credit Co. LLC 2.425%, 6/12/20	400	392,504
3.336%, 3/18/21	325	322,533
5.875%, 8/02/21	210	223,230
General Motors Co. 3.163% (LIBOR 3 Month + 0.80%), 8/07/20(b)	125	125,721
General Motors Financial Co., Inc. 2.40%, 5/09/19	315	313,346
2.45%, 11/06/20	220	214,903
3.10%, 1/15/19	270	270,532
3.15%, 1/15/20	100	99,892
3.25%, 5/15/18	8	8,002
Harley-Davidson Financial Services, Inc. 2.15%, 2/26/20(a)	435	426,805
2.25%, 1/15/19(a)	155	154,642
Nissan Motor Acceptance Corp. 1.55%, 9/13/19(a)	560	549,416
2.15%, 9/28/20(a)	455	443,711
Toyota Motor Credit Corp. 1.70%, 1/09/19	550	547,250

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series G 2.20%, 1/10/20	$500	$494,760

		6,686,044

Consumer Cyclical - Other – 1.1%
DR Horton, Inc. 2.55%, 12/01/20	1,000	981,400
Marriott International, Inc./MD 6.75%, 5/15/18	515	515,788

		1,497,188

Consumer Cyclical - Restaurants – 0.6%
McDonald’s Corp. 2.10%, 12/07/18	285	284,265
Starbucks Corp. 2.20%, 11/22/20	477	468,519

		752,784

Consumer Non-Cyclical – 12.3%
AbbVie, Inc. 2.50%, 5/14/20	17	16,793
Allergan Funding SCS 2.45%, 6/15/19	210	208,505
3.00%, 3/12/20	610	605,346
Altria Group, Inc. 2.625%, 1/14/20	120	119,317
Amgen, Inc. 5.70%, 2/01/19	790	807,483
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21	579	572,295
Baxalta, Inc. 3.60%, 6/23/22	75	74,149
Becton Dickinson and Co. 2.133%, 6/06/19	100	98,942
2.675%, 12/15/19	783	777,378
Biogen, Inc. 3.625%, 9/15/22	54	54,049
Bunge Ltd. Finance Corp. 8.50%, 6/15/19	1	1,058
Celgene Corp. 2.875%, 2/19/21	480	474,307
Conagra Brands, Inc. 2.831% (LIBOR 3 Month + 0.50%), 10/09/20(b)	1,000	1,001,120
Constellation Brands, Inc. 2.00%, 11/07/19	1,055	1,038,943
CVS Health Corp. 3.35%, 3/09/21	753	754,054

14 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Gilead Sciences, Inc. 2.55%, 9/01/20	$1,000	$992,100
Kraft Heinz Foods Co. 2.80%, 7/02/20	95	94,259
Kroger Co. (The) 2.00%, 1/15/19	385	382,898
6.15%, 1/15/20	150	157,597
Laboratory Corp. of America Holdings 2.625%, 2/01/20	430	426,521
Medtronic, Inc. 3.15%, 3/15/22	100	99,786
Molson Coors Brewing Co. 1.45%, 7/15/19	456	447,432
2.25%, 3/15/20	375	368,396
Mylan NV 2.50%, 6/07/19	665	659,773
PepsiCo, Inc. 2.00%, 4/15/21	1,000	973,960
Philip Morris International, Inc. 1.875%, 11/01/19	1,055	1,039,280
Reynolds American, Inc. 4.00%, 6/12/22	100	101,007
6.875%, 5/01/20	1,000	1,068,690
Stryker Corp. 2.00%, 3/08/19	560	556,534
Tyson Foods, Inc. 2.25%, 8/23/21	210	202,089
2.567% (LIBOR 3 Month + 0.55%), 6/02/20(b)	475	476,767
2.65%, 8/15/19	158	157,246
4.50%, 6/15/22	30	31,018
Zimmer Biomet Holdings, Inc. 2.928% (LIBOR 3 Month + 0.75%), 3/19/21(b)	1,055	1,057,215

		15,896,307

Energy – 4.6%
BP Capital Markets PLC 1.676%, 5/03/19	565	559,519
1.768%, 9/19/19	350	344,946
Energy Transfer Partners LP 4.65%, 6/01/21	10	10,251
6.70%, 7/01/18	65	65,407
Enterprise Products Operating LLC 2.85%, 4/15/21	410	403,969
5.20%, 9/01/20	55	57,393
Kinder Morgan Energy Partners LP 2.65%, 2/01/19	385	384,080

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

3.95%, 9/01/22	$99	$99,239
4.15%, 3/01/22	37	37,414
5.30%, 9/15/20	5	5,202
Kinder Morgan, Inc./DE 3.05%, 12/01/19	435	433,891
Marathon Petroleum Corp. 5.125%, 3/01/21	48	50,278
ONEOK, Inc. 4.25%, 2/01/22	92	93,521
Phillips 66 4.30%, 4/01/22	90	93,070
Schlumberger Finance Canada Ltd. 2.20%, 11/20/20(a)	1,000	976,370
Schlumberger Holdings Corp. 3.00%, 12/21/20(a)	85	84,529
Shell International Finance BV 1.375%, 9/12/19	560	550,205
TransCanada PipeLines Ltd. 9.875%, 1/01/21	1,000	1,163,550
Williams Partners LP 4.125%, 11/15/20	574	581,933

		5,994,767

Services – 0.6%
eBay, Inc. 2.15%, 6/05/20	830	813,956

Technology – 4.8%
Analog Devices, Inc. 2.95%, 1/12/21	1,055	1,047,615
Baidu, Inc. 2.875%, 7/06/22	375	361,234
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.20%, 1/15/21	200	193,378
2.375%, 1/15/20	795	784,085
Cisco Systems, Inc. 1.60%, 2/28/19	450	446,796
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)	605	596,475
3.60%, 10/15/20	75	75,528
Honeywell International, Inc. 2.399% (LIBOR 3 Month + 0.04%), 10/30/19(b)	1,035	1,034,689
HP, Inc. 3.75%, 12/01/20	8	8,089
IBM Credit LLC 1.625%, 9/06/19	350	345,156

16 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

International Business Machines Corp. 1.80%, 5/17/19	$100	$99,240
Lam Research Corp. 2.80%, 6/15/21	483	475,803
VMware, Inc. 2.30%, 8/21/20	800	778,440

		6,246,528

Transportation - Services – 1.2%
Ryder System, Inc. 3.45%, 11/15/21	500	500,010
United Parcel Service, Inc. 2.05%, 4/01/21	1,050	1,023,456

		1,523,466

		50,309,655

Financial Institutions – 29.5%
Banking – 22.2%
ABN AMRO Bank NV 1.80%, 9/20/19(a)	495	486,862
American Express Co. 2.20%, 10/30/20	200	195,608
American Express Credit Corp. 2.375%, 5/26/20	1,500	1,480,515
Bank of America Corp. 5.00%, 5/13/21	30	31,451
5.625%, 7/01/20	100	105,105
5.875%, 1/05/21	40	42,790
7.625%, 6/01/19	190	199,593
Series G 2.369%, 7/21/21	500	490,415
Bank of America NA 2.05%, 12/07/18	250	249,178
Bank of Nova Scotia (The) 4.375%, 1/13/21	1,000	1,030,380
BB&T Corp. 2.15%, 2/01/21	200	194,972
5.25%, 11/01/19	770	794,517
BNP Paribas SA 2.375%, 5/21/20	1,000	988,090
BPCE SA 2.65%, 2/03/21	1,000	982,970
Canadian Imperial Bank of Commerce 2.10%, 10/05/20	1,000	975,330
Capital One Financial Corp. 2.40%, 10/30/20	220	215,105
2.45%, 4/24/19	140	139,588
2.50%, 5/12/20	230	226,568
4.75%, 7/15/21	20	20,779

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Capital One NA 1.85%, 9/13/19	$425	$417,949
Citibank NA 2.10%, 6/12/20	665	651,660
2.125%, 10/20/20	300	292,395
Citigroup, Inc. 2.50%, 7/29/19	390	388,093
Commonwealth Bank of Australia 2.25%, 3/10/20(a)	1,000	984,410
Danske Bank A/S 2.80%, 3/10/21(a)	1,070	1,055,352
Discover Bank 3.10%, 6/04/20	255	253,682
Fifth Third Bancorp 3.50%, 3/15/22	53	52,981
Fifth Third Bank/Cincinnati OH 2.20%, 10/30/20	1,750	1,708,893
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21	48	46,249
2.60%, 4/23/20	200	198,116
2.625%, 1/31/19	465	465,023
5.75%, 1/24/22	195	209,898
Series D 6.00%, 6/15/20	40	42,269
Series G 7.50%, 2/15/19	350	363,132
HSBC Bank USA NA 4.875%, 8/24/20	1,000	1,033,190
HSBC Holdings PLC 4.00%, 3/30/22	150	152,892
5.10%, 4/05/21	65	68,259
JPMorgan Chase & Co. 2.20%, 10/22/19	250	247,718
4.40%, 7/22/20	365	375,191
4.50%, 1/24/22	95	98,550
6.30%, 4/23/19	535	553,816
KeyBank NA/Cleveland OH 1.60%, 8/22/19	370	363,832
2.35%, 3/08/19	500	499,000
Lloyds Banking Group PLC 3.10%, 7/06/21	585	580,185
Manufacturers & Traders Trust Co. 2.05%, 8/17/20	355	346,778
2.30%, 1/30/19	475	473,960
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21	215	212,792
Mizuho Financial Group, Inc. 2.632%, 4/12/21(a)	220	214,927

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Morgan Stanley 5.625%, 9/23/19	$350	$362,555
Series G 2.45%, 2/01/19	900	898,767
5.50%, 7/28/21	102	108,399
PNC Bank NA 1.95%, 3/04/19	580	576,607
2.30%, 6/01/20	250	246,255
2.45%, 11/05/20	250	245,775
PNC Financial Services Group, Inc. (The) 5.125%, 2/08/20	30	31,109
Royal Bank of Canada 2.15%, 10/26/20	1,025	1,001,087
Santander Holdings USA, Inc. 2.70%, 5/24/19	303	301,821
Toronto-Dominion Bank (The) 1.90%, 10/24/19	1,030	1,015,642
US Bank NA/Cincinnati OH 2.05%, 10/23/20	440	429,748
3.15%, 4/26/21	550	550,534
Wells Fargo & Co. 2.125%, 4/22/19	355	353,257
2.15%, 1/15/19	110	109,625
Wells Fargo Bank NA 1.75%, 5/24/19	600	594,888
2.60%, 1/15/21	325	319,592
Westpac Banking Corp. 2.15%, 3/06/20	388	381,734

		28,728,403

Finance – 1.8%
AIG Global Funding 2.15%, 7/02/20(a)	560	548,022
Air Lease Corp. 2.50%, 3/01/21	1,015	988,011
Synchrony Financial 2.60%, 1/15/19	795	793,688

		2,329,721

Insurance – 3.9%
Anthem, Inc. 2.50%, 11/21/20	1,070	1,052,067
Berkshire Hathaway Finance Corp. 1.70%, 3/15/19	360	357,692
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20	3	3,126
Metropolitan Life Global Funding I 1.75%, 9/19/19(a)	365	359,087
2.05%, 6/12/20(a)	520	509,075

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Life Global Funding 1.95%, 9/28/20(a)	$1,000	$973,870
Pricoa Global Funding I 1.45%, 9/13/19(a)	560	549,108
Prudential Financial, Inc. 4.50%, 11/15/20	85	87,668
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)	105	104,454
UnitedHealth Group, Inc. 1.70%, 2/15/19	560	555,682
1.95%, 10/15/20	465	453,952
XLIT Ltd. 5.75%, 10/01/21	20	21,402

		5,027,183

REITS – 1.6%
American Tower Corp. 2.80%, 6/01/20	440	435,803
3.40%, 2/15/19	1,000	1,003,190
Healthcare Trust of America Holdings LP 2.95%, 7/01/22	110	106,384
Simon Property Group LP 2.50%, 9/01/20	560	552,009

		2,097,386

		38,182,693

Utility – 6.3%
Electric – 6.3%
American Electric Power Co., Inc. 2.15%, 11/13/20	1,050	1,023,109
Berkshire Hathaway Energy Co. 2.375%, 1/15/21(a)	650	636,649
Dominion Energy, Inc. Series A 1.875%, 1/15/19	105	104,291
Series B 1.60%, 8/15/19	565	555,067
Duke Energy Florida LLC 2.10%, 12/15/19	875	868,665
Edison International 2.125%, 4/15/20	555	543,928
Entergy Corp. 4.00%, 7/15/22	78	79,089
Exelon Corp. 2.45%, 4/15/21	548	531,724
2.85%, 6/15/20	145	143,834
Exelon Generation Co. LLC 2.95%, 1/15/20	604	601,747
National Rural Utilities Cooperative Finance Corp. 1.65%, 2/08/19	560	555,929
2.90%, 3/15/21	453	449,304

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NextEra Energy Capital Holdings, Inc. 2.80%, 1/15/23	$600	$578,082
Pinnacle West Capital Corp. 2.25%, 11/30/20	1,000	974,410
Southern Co. (The) 1.85%, 7/01/19	520	513,620
TECO Finance, Inc. 5.15%, 3/15/20	10	10,327

		8,169,775

Total Corporates – Investment Grade (cost $97,928,546)		96,662,123

ASSET-BACKED SECURITIES – 18.0%
Autos - Fixed Rate – 11.3%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	35	35,298
Series 2016-2, Class A4 1.60%, 1/15/21	1,000	988,519
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	297	296,899
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20	28	28,138
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20	843	839,459
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)	185	185,102
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)	1	1,426
CarMax Auto Owner Trust Series 2017-4, Class A3 2.11%, 10/17/22	1,350	1,329,010
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)	21	20,752
Drive Auto Receivables Trust Series 2017-3, Class A3 1.85%, 4/15/20	1,250	1,247,299
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(a)	20	19,520

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Exeter Automobile Receivables Trust Series 2016-3A, Class A 1.84%, 11/16/20(a)	$6	$6,336
Series 2017-2A, Class A 2.11%, 6/15/21(a)	23	22,920
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21	622	622,201
Series 2017-1, Class A2A 1.59%, 4/15/20	357	355,455
Flagship Credit Auto Trust Series 2016-4, Class A2 1.96%, 2/16/21(a)	105	104,607
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)	268	265,969
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22	94	92,611
Series 2017-1, Class A1 2.07%, 5/15/22	175	171,922
Series 2017-2, Class A1 2.16%, 9/15/22	1,000	981,797
GM Financial Automobile Leasing Trust Series 2017-3, Class A3 2.01%, 11/20/20	1,000	988,668
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class A3 1.97%, 5/16/22(a)	1,350	1,328,637
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)	759	758,498
Series 2016-1, Class A1 1.96%, 5/17/21(a)	100	99,197
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20	25	24,728
Hertz Vehicle Financing II LP Series 2016-1A, Class A 2.32%, 3/25/20(a)	1,100	1,093,948
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)	107	106,485
Honda Auto Receivables Owner Trust Series 2017-3, Class A4 1.98%, 11/20/23	400	390,314

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nissan Auto Lease Trust Series 2017-B, Class A2A 1.83%, 12/16/19	$1,328	$1,319,701
USAA Auto Owner Trust Series 2017-1, Class A4 1.88%, 9/15/22	1,000	979,374

		14,704,790

Credit Cards - Fixed Rate – 3.8%
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21	100	99,973
Cabela’s Credit Card Master Note Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)	120	116,868
Chase Issuance Trust Series 2014-A2, Class A2 2.77%, 3/15/23	105	104,497
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	120	119,727
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	2,084	2,073,157
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23	1,000	988,544
Series 2017-C, Class A 2.31%, 8/15/24	1,400	1,371,451

		4,874,217

Other ABS - Fixed Rate – 2.8%
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21	18	17,728
Series 2015-A, Class A4 1.85%, 4/15/21	619	615,256
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(a)(c)	67	67,040
SoFi Consumer Loan Program LLC Series 2016-3, Class A 3.05%, 12/26/25(a)(c)	118	117,436
Series 2017-2, Class A 3.28%, 2/25/26(a)(c)	566	565,927
Series 2017-5, Class A2 2.78%, 9/25/26(a)(c)	1,000	983,190
Verizon Owner Trust Series 2017-3A, Class A1A 2.06%, 4/20/22(a)(c)	1,260	1,238,684

		3,605,261

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 0.1%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 2.397% (LIBOR 1 Month + 0.50%), 7/15/20(a)(b)	$142	$142,089

Total Asset-Backed Securities (cost $23,571,476)		23,326,357

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.3%
Non-Agency Floating Rate CMBS – 2.7%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.897% (LIBOR 1 Month + 1.00%), 11/15/33(a)(b)(c)	1,000	1,003,944
BX Trust Series 2017-IMC, Class A 2.947% (LIBOR 1 Month + 1.05%), 10/15/32(a)(b)	1,000	1,001,243
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 3.597% (LIBOR 1 Month + 1.70%), 7/15/36(a)(b)	287	288,368
Starwood Retail Property Trust Series 2014-STAR, Class A 3.117% (LIBOR 1 Month + 1.22%), 11/15/27(a)(b)	1,016	1,016,214
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A 3.247% (LIBOR 1 Month + 1.35%), 6/15/29(a)(b)	128	128,086

		3,437,855

Non-Agency Fixed Rate CMBS – 2.4%
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class A2 2.962%, 11/10/46	435	434,892
Series 2015-GC29, Class A2 2.674%, 4/10/48	989	984,333
Commercial Mortgage Trust Series 2013-CR6, Class A2 2.122%, 3/10/46	23	22,637
Series 2014-LC15, Class A2 2.84%, 4/10/47	440	439,795
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)	581	558,110

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13, Class A2 2.665%, 1/15/46	$304	$304,161
Series 2013-C16, Class A2 3.07%, 12/15/46	157	157,128
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)	100	96,222
WF-RBS Commercial Mortgage Trust Series 2013-C16, Class A2 3.223%, 9/15/46	171	171,407

		3,168,685

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K011, Class A1 2.917%, 8/25/20	35	34,567
Series K021, Class A1 1.603%, 1/25/22	107	104,242
Series K025, Class A1 1.875%, 4/25/22	162	158,443

		297,252

Total Commercial Mortgage-Backed Securities (cost $6,990,779)		6,903,792

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.1%
Risk Share Floating Rate – 0.7%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C02, Class 1M1 4.047% (LIBOR 1 Month + 2.15%), 9/25/28(b)	533	537,016
Series 2016-C03, Class 1M1 3.897% (LIBOR 1 Month + 2.00%), 10/25/28(b)	376	380,922

		917,938

Agency Fixed Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 1/15/27	403	386,330
Series 4459, Class CA 5.00%, 12/15/34	126	130,973

		517,303

Total Collateralized Mortgage Obligations (cost $1,445,952)		1,435,241

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.51%(d)(e)(f) (cost $747,681)	747,681	$747,681

Total Investments – 99.6% (cost $130,684,434)		129,075,194
Other assets less liabilities – 0.4%		553,160

Net Assets – 100.0%		$129,628,354

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD 14,000	3/15/20	3 Month LIBOR	2.588%	Quarterly/ Semi-Annual	$(25,304)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.68%	USD	1,500	$(39,267)	$(83,594)	$44,327
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.68		750	(19,633)	(48,283)	28,650

						$(58,900)	$(131,877)	$72,977

*	Termination date

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $23,975,206 or 18.5% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2018.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

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PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 27

STATEMENT OF ASSETS & LIABILITIES

April 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $129,936,753)	$128,327,513
Affiliated issuers (cost $747,681)	747,681
Cash	3,243
Cash collateral due from broker	76,692
Unaffiliated interest and dividends receivable	738,981
Receivable for shares of beneficial interest sold	81,783
Unrealized appreciation on credit default swaps	72,977
Affiliated dividends receivable	937
Receivable due from Adviser	119

Total assets	130,049,926

Liabilities
Dividends payable	251,064
Upfront premiums received on credit default swaps	131,877
Payable for shares of beneficial interest redeemed	36,840
Payable for variation margin on centrally cleared swaps	1,791

Total liabilities	421,572

Net Assets	$129,628,354

Composition of Net Assets
Shares of beneficial interest, at par	$134
Additional paid-in capital	132,344,458
Distributions in excess of net investment income	(129,010)
Accumulated net realized loss on investment transactions	(1,025,661)
Net unrealized depreciation on investments	(1,561,567)

$129,628,354

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 13,365,524 common shares outstanding)	$9.70

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2018

Investment Income
Interest	$2,371,288
Dividends—Affiliated issuers	22,836
Other income(a)	4,970

Total investment income		$2,399,094

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(502,333)
Swaps		46,480
Net change in unrealized appreciation/depreciation of:
Investments		(1,668,066)
Swaps		19,349

Net loss on investment transactions		(2,104,570)

Net Increase in Net Assets from Operations		$294,524

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 29

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2018	Year Ended April 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,399,094	$2,930,964
Net realized gain (loss) on investment transactions	(455,853)	1,139,697
Net change in unrealized appreciation/depreciation of investments	(1,648,717)	(1,233,583)

Net increase in net assets from operations	294,524	2,837,078
Dividends to Shareholders from
Net investment income	(2,437,423)	(3,408,557)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	57,443,846	(232,334,424)

Total increase (decrease)	55,300,947	(232,905,903)
Net Assets
Beginning of period	74,327,407	307,233,310

End of period (including distributions in excess of net investment income of ($129,010) and ($150,838), respectively)	$129,628,354	$74,327,407

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2018

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on

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NOTES TO FINANCIAL STATEMENTS (continued)

which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values

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NOTES TO FINANCIAL STATEMENTS (continued)

many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss

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NOTES TO FINANCIAL STATEMENTS (continued)

expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$96,662,123		$	– 0	–	$96,662,123
Asset-Backed Securities		– 0	–	20,354,080			2,972,277		23,326,357
Commercial Mortgage-Backed Securities		– 0	–	5,899,848			1,003,944		6,903,792
Collateralized Mortgage Obligations		– 0	–	1,435,241			– 0	–	1,435,241
Short-Term Investments		747,681		– 0	–		– 0	–	747,681

Total Investments in Securities		747,681		124,351,292			3,976,221		129,075,194
Other Financial Instruments(a):
Assets		– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(25,304)			– 0	–	(25,304	)(b)
Credit Default Swaps		– 0	–	(58,900)			– 0	–	(58,900)

Total(c)		$747,681		$124,267,088			$3,976,221		$128,990,990

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset Backed Securities		Commercial Mortgage- Backed Securities		Total
Balance as of 4/30/17	$1,143,675		$5,289		$1,148,964
Accrued discounts/(premiums)	151		– 0	–	151
Realized gain (loss)	584		(137)		447
Change in unrealized appreciation/depreciation	(44,624)		4,086		(40,538)
Purchases	2,327,128		1,000,000		3,327,128
Sales	(454,637)		(5,294)		(459,931)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 4/30/18	$2,972,277		$1,003,944		$3,976,221

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(a)	$(44,624)		$3,944		$(40,680)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight

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NOTES TO FINANCIAL STATEMENTS (continued)

of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2018, such reimbursement amounted to $4,970.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2018 is as follows:

Fund	Market Value 4/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,612	$108,513	$110,377	$748	$23

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding
U.S. government securities)	$85,930,637	$28,653,820
U.S. government securities	63,874,408	63,407,035

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$130,684,434

Gross unrealized appreciation	$103,484
Gross unrealized depreciation	(1,745,493)

Net unrealized depreciation	$(1,642,009)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

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NOTES TO FINANCIAL STATEMENTS (continued)

to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments

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NOTES TO FINANCIAL STATEMENTS (continued)

from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2018, the Fund held credit default swaps for non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended April 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on centrally cleared swaps	$25,304	*

Credit contracts	Unrealized appreciation on credit default swaps	$72,977

Total		$72,977		$25,304

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$23,103	$(53,628)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	23,377	72,977

Total		$46,480	$19,349

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2018:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,441,667	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$2,142,857	(b)

(a)	Positions were open for five months during the year.

(b)	Positions were open for seven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of April 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Deutsche Bank AG	$58,900	$	– 0	–	$	– 0	–	$	– 0	–	$58,900

Total	$58,900	$	– 0	–	$	– 0	–	$	– 0	–	$58,900	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2018	Year Ended April 30, 2017

Shares sold	12,845,768	18,115,283	$126,261,013	$179,252,094

Shares redeemed	(7,031,492)	(41,561,169)	(68,817,167)	(411,586,518)

Net increase (decrease)	5,814,276	(23,445,886)	$57,443,846	$(232,334,424)

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater

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NOTES TO FINANCIAL STATEMENTS (continued)

degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2018.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2018 and April 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,437,423	$3,408,557

Total distributions paid	$2,437,423	$3,408,557

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$194,531
Accumulated capital and other losses	(1,017,696	)(a)
Unrealized appreciation/(depreciation)	(1,642,009	)(b)

Total accumulated earnings/(deficit)	$(2,465,174	)(c)

(a)	As of April 30, 2018, the Fund had a net capital loss carryforward of $496,130. During the fiscal year, the Fund utilized $13,521 of capital loss carry forwards to offset current year net realized gains. As of April 30, 2018, the Fund had a post-October short term capital loss deferral of $474,912 and a post-October long term capital loss deferral of $46,654.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2018, the Fund had a net short-term capital loss carryforward of $496,130, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and paydown gain/loss reclassifications resulted in a net decrease in distributions in excess of net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 47

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.84	$ 9.91	$ 9.97	$ 9.97	$ 9.97

Income From Investment Operations
Net investment income(a)	.20	.17	.14	.09	.10
Net realized and unrealized gain (loss) on investment transactions	(.14)	(.01)	(.02 )†	.03	.02 †

Net increase in net asset value from operations	.06	.16	.12	.12	.12

Less: Dividends
Dividends from net investment income	(.20)	(.23)	(.18)	(.12)	(.12)

Net asset value, end of period	$ 9.70	$ 9.84	$ 9.91	$ 9.97	$ 9.97

Total Return
Total investment return based on net asset value(b)	.65%	1.48%	1.26%	1.16%	1.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129,628	$74,327	$307,233	$117,588	$105,158
Ratio to average net assets of:
Net investment income	2.05%	1.67%	1.44%	.89%	1.04%
Portfolio turnover rate	81%	85%	109%	109%	150%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders

of AB Taxable Multi-Sector Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Taxable Multi-Sector Income Shares (the “Fund”), one of the series constituting AB Corporate Shares, including the portfolio of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Taxable Multi-Sector Income Shares (one of the series constituting AB Corporate Shares) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2018.

For foreign shareholders, 87.89% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 51

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Douglas J. Peebles(2) , Senior Vice President Paul J. DeNoon(2), Vice President Scott A. DiMaggio(2), Vice President Shawn E. Keegan(2), Vice President	Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Trust’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DeNoon, DiMaggio, Keegan, Peebles and Wilensky are the investment professionals primarily responsible for the day-to-day management of the Trust’s portfolio.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	93	None

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 53

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	93	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	93	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	93	None

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 55

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	93	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management). Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	93	None

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 57

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds: and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	93	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	93	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

*	The address for each of the Trust’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 59

TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Douglas J. Peebles 52	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Paul J. DeNoon 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Scott A. DiMaggio 46	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2013.

Shawn E. Keegan 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Greg J. Wilensky 51	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

60 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 61

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by the 15(c) service provider showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 63

Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund does not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

64 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 65

NOTES

66 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 67

NOTES

68 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0151-0418

APR    04.30.18

ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 15, 2018

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the annual reporting period ended April 30, 2018. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2018 (unaudited)

	6 Months	Since Inception[1]
AB IMPACT MUNICIPAL INCOME SHARES	-0.29%	-0.44%
Bloomberg Barclays Municipal Bond Index	-0.97%	-1.34%

1	Inception date: 9/12/2017.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six-month period ended April 30, 2018, and the period since the Fund’s inception on September 12, 2017 through April 30, 2018.

The Fund outperformed its benchmark for both periods. Holdings of mid-grade and high-yield bonds contributed relative to the benchmark, while an overweight in 10-year maturity bonds detracted. Across the environmental, social and governance (ESG) impact spectrum, the Fund held investments in health care, education, water and economic/community development, which contributed from both a performance and impact perspective for both periods. These investments included several urban safety-net hospitals providing extensive community services, educational facilities focused on underserved communities and regional metropolitan water authorities supporting both conservation and projects for a cleaner environment.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

After a prolonged absence, volatility returned to markets in early 2018 as investors started coming to terms with tighter financial conditions and the potential for higher inflation. Central banks tightened policy at a gradual pace. Yields jumped in January and the first half of February; the 10-year

2 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

AAA municipal yield rose 60 basis points during the six-month period, ending at 2.74%. This move effectively narrowed the gap between investors’ expectations of future short-term rates and those of the US Federal Reserve. Recognition that the economy was growing fast enough to support quarterly increases in the fed funds target rate, coupled with increased concerns about building inflationary pressure, was the cause of the sell-off. In this environment, the municipal yield curve steepened and gained curvature, as 10-year yields rose as much as 30-year yields. Credit outperformed high grades, due partly to both the extra income of high-yield and mid-grade bonds and to continued interest from investors, which helped support prices. Despite 27% less municipal issuance than last year, intermediate- and long-maturity municipal bonds underperformed comparable US Treasuries.

The Fund’s Senior Investment Management Team continued to hold positions across the impact spectrum, including investments in health care, education, water and economic/community development.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 7.32% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

(continued on next page)

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 3

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in: tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and

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(continued on next page)

variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest

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DISCLOSURES AND RISKS (continued)

payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising interest rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/12/20171 TO 4/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Impact Municipal Income Shares (from 9/12/20171 to 4/30/2018) as compared to the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/12/2017.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2018 (unaudited)

NAV Returns
Since Inception[1]	-0.44%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

NAV Returns
Since Inception[1]	-0.08%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$997.10	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.79	$	– 0	–	0.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $37.3

1	All data are as of April 30, 2018. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.2%
Long-Term Municipal Bonds – 95.8%
California – 14.3%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/35-10/01/36	$1,150	$1,274,151
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/42	235	259,590
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 6/01/37-6/01/54(a)(b)	850	867,110
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 6/01/51(a)(b)	250	252,473
Coalinga-Huron Joint Unified School District BAM Series 2018B 5.00%, 8/01/48(c)	500	560,345
Golden Empire Schools Financing Authority (Kern High School District) 5.00%, 5/01/21	1,195	1,299,156
Los Angeles Department of Water Series 2016A 5.00%, 7/01/41	200	226,904
Oakland Unified School District/Alameda County Series 2017C 5.00%, 8/01/33	200	234,022
Port of Los Angeles Series 2014A 5.00%, 8/01/21	355	386,091

		5,359,842

Connecticut – 1.5%
City of Bridgeport CT Series 2017A 5.00%, 11/01/25	525	575,809

District of Columbia – 6.7%
District of Columbia (KIPP DC Obligated Group) Series 2017B 5.00%, 7/01/37	625	690,481

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (KIPP DC) Series 2017A 5.00%, 7/01/42	$785	$861,223
District of Columbia Water & Sewer Authority Series 2016A 5.00%, 10/01/35	820	935,366

		2,487,070

Florida – 1.5%
Broward County School Board/FL COP Series 2017B 5.00%, 7/01/32	500	575,690

Georgia – 0.6%
Atlanta Development Authority Series 2017 2.061%, 12/01/21	230	222,914

Illinois – 6.1%
Chicago Board of Education Series 2017H 5.00%, 12/01/36-12/01/46	1,000	986,410
Cook County Community College District No 508 5.25%, 12/01/43	605	626,847
BAM Series 2017 5.00%, 12/01/47	620	667,895

		2,281,152

Kansas – 1.7%
Seward County Unified School District No 480 Liberal Series 2017B 5.00%, 9/01/28	555	630,269

Massachusetts – 6.5%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2017F 5.00%, 7/01/30	500	560,005
Massachusetts Development Finance Agency (Boston Medical Center Corp.) Series 2015D 5.00%, 7/01/44	135	144,632
Series 2016E 5.00%, 7/01/37	765	835,617

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017A 4.00%, 1/01/32	$825	$877,347

		2,417,601

Michigan – 7.8%
Center Line Public Schools 5.00%, 5/01/38	895	1,011,457
Grand Rapids Public Schools AGM Series 2017 5.00%, 5/01/27	200	233,568
Great Lakes Water Authority Water Supply System Revenue Series 2016A 5.00%, 7/01/46	1,510	1,663,930

		2,908,955

Missouri – 0.5%
St. Louis Community College District Series 2017 4.00%, 4/01/35	200	207,130

Nevada – 3.4%
Clark County School District Series 2017C 5.00%, 6/15/26-6/15/33	1,100	1,253,961

New Jersey – 10.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2018C 5.00%, 6/15/42	1,000	1,063,540
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 7/15/47	1,170	1,246,272
New Jersey Health Care Facilities Financing Authority (St. Joseph’s Healthcare System Obligated Group) Series 2016 5.00%, 7/01/41	1,335	1,408,091

		3,717,903

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 4.7%
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017A 5.00%, 6/01/47(b)	$725	$758,357
Metropolitan Transportation Authority Series 2017D 5.00%, 11/15/32	570	660,123
New York City Housing Development Corp. Series 2017E 1.50%, 5/01/22	230	220,195
New York City Municipal Water Finance Authority Series 2017B 5.00%, 6/15/31	100	116,893

		1,755,568

Ohio – 3.7%
County of Cuyahoga /OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	1,300	1,365,923

Oklahoma – 6.4%
Oklahoma County Finance Authority 5.00%, 10/01/24	1,120	1,263,013
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018B 5.25%, 8/15/43	1,030	1,133,989

		2,397,002

Oregon – 4.0%
Tri-County Metropolitan Transportation District of Oregon Series 2017 5.00%, 10/01/27	180	210,456
Series 2017A 5.00%, 10/01/26	865	1,003,936
Series 2018A 5.00%, 10/01/29	250	291,898

		1,506,290

Pennsylvania – 14.4%
Capital Region Water 5.00%, 7/15/25-7/15/26(c)	1,510	1,731,749
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 6/01/37	825	889,878

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/32-7/01/34	$1,115	$1,208,088
Philadelphia Authority for Industrial Development AGM Series 2017 5.00%, 12/01/35	200	221,846
Southeastern Pennsylvania Transportation Authority Series 2017 5.00%, 3/01/27	195	229,183
State Public School Building Authority (Community College of Philadelphia) BAM 5.00%, 6/15/21(c)	1,000	1,081,740

		5,362,484

Texas – 1.1%
El Paso County Hospital District Series 2017 5.00%, 8/15/37	370	405,661

Wisconsin – 0.9%
Milwaukee Redevelopment Authority Series 2017 5.00%, 11/15/25	200	229,412
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)(b)	100	100,554

		329,966

Total Long-Term Municipal Bonds (cost $36,401,676)		35,761,190

Short-Term Municipal Notes – 5.4%
Texas – 5.4%
Bexar County Hospital District 4.00%, 2/15/19	1,000	1,017,470
Fort Worth Independent School District 3.00%, 2/15/19(c)	1,000	1,009,700

Total Short-Term Municipal Notes (cost $2,029,117)		2,027,170

Total Municipal Obligations (cost $38,430,793)		37,788,360

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 9.8%
Investment Companies – 9.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.51%(d)(e)(f) (cost $3,659,259)	3,659,259	$3,659,259

Total Investments – 111.0% (cost $42,090,052)		41,447,619
Other assets less liabilities – (11.0)%		(4,106,232)

Net Assets – 100.0%		$37,341,387

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the aggregate market value of these securities amounted to $1,978,494 or 5.3% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 7.3% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $38,430,793)	$37,788,360
Affiliated issuers (cost $3,659,259)	3,659,259
Interest receivable	398,907
Affiliated dividends receivable	6,637
Receivable due from Adviser	4,604

Total assets	41,857,767

Liabilities
Payable for investment securities purchased	4,380,498
Dividends payable	88,694
Payable for shares of beneficial interest redeemed	47,188

Total liabilities	4,516,380

Net Assets	$37,341,387

Composition of Net Assets
Shares of beneficial interest, at par	$38
Additional paid-in capital	38,015,325
Accumulated net realized loss on investment transactions	(31,543)
Net unrealized depreciation on investments	(642,433)

$37,341,387

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 3,815,507 common shares outstanding)	$9.79

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the period of September 12, 2017(a) to April 30, 2018

Investment Income
Interest	$358,681
Dividends—Affiliated issuers	27,288
Other income(b)	4,604

Total investment income		$390,573

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(31,543)
Net change in unrealized appreciation/depreciation of investments		(642,433)

Net loss on investment transactions		(673,976)

Net Decrease in Net Assets from Operations		$(283,403)

(a)	Commencement of operations.

(b)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	September 12, 2017(a) to April 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$390,573
Net realized loss on investment transactions	(31,543)
Net change in unrealized appreciation/depreciation of investments	(642,433)

Net decrease in net assets from operations	(283,403)
Dividends to Shareholders from
Net investment income	(390,573)
Transactions in Shares of Beneficial Interest
Net increase	38,015,363

Total increase	37,341,387
Net Assets
Beginning of period	– 0	–

End of period (including undistributed net investment income of $0)	$37,341,387

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2018

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”). The Fund commenced operations on September 12, 2017.

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are

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NOTES TO FINANCIAL STATEMENTS (continued)

valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$34,541,053		$1,220,137		$35,761,190
Short-Term Municipal Notes		– 0	–	2,027,170		– 0	–	2,027,170
Short-Term Investments		3,659,259		– 0	–	– 0	–	3,659,259

Total Investments in Securities		3,659,259		36,568,223		1,220,137		41,447,619
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$3,659,259		$36,568,223		$1,220,137		$41,447,619

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds			Total
Balance as of 9/12/17(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(1,604)			(1,604)
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(25,047)			(25,047)
Purchases		1,246,788			1,246,788
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 4/30/18		$1,220,137			$1,220,137

Net change in unrealized appreciation/depreciation from investments held as of 4/30/18(b)		$(25,047)			$(25,047)

(a)	Commencement of operations.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended April 30, 2018, such reimbursement amounted to $4,604.

A summary of the Fund’s transactions in AB mutual funds for the period ended April 30, 2018 is as follows:

Fund	Market Value 9/12/17(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$34,024	$30,365	$3,659	$27

(a)	Commencement of operations.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$38,182,368		$1,627,950
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$42,090,052

Gross unrealized appreciation	$28,228
Gross unrealized depreciation	(670,661)

Net unrealized depreciation	$(642,433)

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the period ended April 30, 2018.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares	Amount
	September 12, 2017(a) to April 30, 2018	September 12, 2017(a) to April 30, 2018

Shares sold	4,506,191	$44,805,092

Shares redeemed	(690,684)	(6,789,729)

Net increase	3,815,507	$38,015,363

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Fund

ESG Risk—Applying environmental, social and corporate governance (“ESG”) and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline

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NOTES TO FINANCIAL STATEMENTS (continued)

as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk—Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended April 30, 2018 was as follows:

2018
Distributions paid from:
Ordinary income	$31,913

Total taxable distributions	31,913
Tax-exempt distributions	358,660

Total distributions paid	$390,573

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NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$88,694
Accumulated capital and other losses	(31,543	)(a)
Unrealized appreciation/(depreciation)	(642,433)

Total accumulated earnings/(deficit)	$(585,282	)(b)

(a)	As of April 30, 2018, the Fund had a net capital loss carryforward of $31,543.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2018, the Fund had a net short-term capital loss carryforward of $31,543, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment transactions, or additional paid-in capital.

NOTE G

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 32

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

September 12, 2017(a) to April 30, 2018

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)	.18
Net realized and unrealized loss on investment transactions	(.22)

Net decrease in net asset value from operations	(.04)

Less: Dividends
Dividends from net investment income	(.17)

Net asset value, end of period	$ 9.79

Total Return
Total investment return based on net asset value(c)	(.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,341
Ratio to average net assets of:
Net investment income^	2.89%
Portfolio turnover rate	8%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 33

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AB Corporate Shares and Shareholders

of AB Impact Municipal Income Shares:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Impact Municipal Income Shares (the “Fund”), one of the series constituting AB Corporate Shares, including the portfolio of investments, as of April 30, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 12, 2017 (commencement of operations) to April 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Impact Municipal Income Shares (one of the series constituting AB Corporate Shares) at April 30, 2018, the results of its operations, the changes in its net assets and its financial highlights for the period September 12, 2017 (commencement of operations) to April 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 26, 2018

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III(2), Senior Vice President Eric A. Glass(2), Vice President Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Trust’s Portfolio are made by the Impact Municipal Income Shares Investment Team. Messrs. Davidson III, Glass and Norton are the investment professionals primarily responsible for the day-to-day management of the Trust’s Portfolio.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 35

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 58 (2017)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 76 (2017)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	93	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2017)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	93	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 37

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 85 (2017)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2017)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	93	None

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 39

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 62 (2017)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly. Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held several senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non- profit boards, and as a director or trustee of the AB Funds since June 2016.	93	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2017)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	93	None

Earl D. Weiner## 78 (2017)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	93	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Company’s independent Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#	Mr. Keith is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Robert “Guy” B. Davidson III 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Eric A. Glass 47	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Matthew J. Norton 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at 1-800-227-4618, or visit, www.abfunds.com. for a free prospectus or SAI.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 43

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) for an initial two-year period at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed approval in private sessions with counsel and the Company’s Senior Officer.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser would receive payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at

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each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services To Be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services To Be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser would be compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser (zero) and reviewed information prepared by an analytical service that is not affiliated with the Adviser showing the fees paid by other fund families used in wrap fee programs similar to that of the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser would be indirectly compensated by the Sponsors for its services to the Fund. While the Adviser’s fee arrangements with the Sponsors would vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it would provide to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors would pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level would be the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

Since the Fund would not bear ordinary expenses, the directors did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio would be zero, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 47

NOTES

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NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 49

NOTES

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NOTES

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 51

NOTES

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AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0151-0418

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2017	$32,537	$—	$17,885
	2018	$32,537	$—	$23,125

AB Taxable Multi-Sector Income Shares	2017	$36,041	$—	$18,282
	2018	$36,041	$—	$23,343

AB Municipal Income Shares	2017	$45,353	$—	$17,572
	2018	$45,353	$—	$24,667

AB Impact Municipal Income Shares	2017	$—	$—	$—
	2018	$22,298	$—	$10,235

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2017	$613,175	$17,885
			$—
			$(17,885)
	2018	$849,815	$23,125
			$—
			$(23,125)
AB Taxable Multi-Sector Income Shares	2017	$613,572	$18,282
			$—
			$(18,282)
	2018	$850,033	$23,343
			$—
			$(23,343)
AB Municipal Income Shares	2017	$612,862	$17,572
			$—
			$(17,572)
	2018	$851,357	$24,667
			$—
			$(24,667)
AB Impact Municipal Income Shares	2017	$—	$—
			$—
			$—
	2018	$836,925	$10,235
			$—
			$(10,235)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 29, 2018